November 30, 2002


To Our Shareholders:

          Enclosed is the Annual Report for the fiscal year ended October 31, 2002 for the Fairport Funds. Inside, you will hear from each portfolio manager regarding the volatile year in the world political, economic, and market climate and how the portfolios have been positioned to take advantage of the anticipated recovery. Whether a Fund positions more defensively for a difficult investment climate or moves more aggressively for economic recovery, it is clear that the broader market climate over the last few years reaffirms the importance of remaining diversified. This is why the Fairport Funds offer funds for the aggressive through the conservative portion of a well-diversified portfolio. From the more aggressive on the potential risk/return scale, the Emerging Growth Fund, down the line - International Equity Fund, Growth Fund, Growth & Income Fund, to the more conservative Government Securities Fund. Each of these are an important part of a diversified portfolio built for the long-term in the ever-changing investment climate.

          For shareholders of the Fairport Funds the future looks bright. In addition to the expertise and experience that Roulston & Company brings as adviser, on October 25, 2001 Roulston & Company became a wholly owned subsidiary of Fairport Asset Management, LLC (formerly the Hickory Group Ltd.) combining the complementary strengths of the two firms. Our combined firms will benefit from expanded services and strength, as well as a combined team of experienced employees with a continued emphasis on investment performance and personal service. Roulston & Company, as a part of Fairport Asset Management, continues as investment adviser in our goal of creating long-term superior performance for shareholders of the Fairport Funds.


          Together, we are well positioned for the future and look forward to the market ahead.

Yours very truly,


Scott D. Roulston
President & CEO

ROULSTON EMERGING GROWTH FUND

          The graph below compares the change in value of a hypothetical $10,000 investment in the Roulston Emerging Growth Fund with the performance of a similar investment in the Russell 2000 Growth Index.

Average Annual Total Return *
1 Year:    -6.57%
3 Year:  -18.66%
Since Inception:  1.19%
The period ended:  10/31/02
Fund inception:  07/01/99

            Russell 2000 Growth   Roulston Emerging
            Index                 Growth Fund

        Date        Dollar Amt            Dollar Amt
     6/30/99   $    10,000               $10,000
     7/31/99         9,691                12,850
     8/31/99         9,329                15,400
     9/30/99         9,509                16,320
    10/31/99         9,752                19,330
    11/30/99        10,783                23,770
    12/31/99        12,684                31,581
     1/31/00        12,566                32,127
     2/29/00        15,490                43,540
     3/31/00        13,862                38,236
     4/28/00        12,462                32,364
     5/31/00        11,370                28,182
     6/30/00        12,839                35,733
     7/31/00        11,739                33,260
     8/31/00        12,974                40,152
     9/29/00        12,329                36,608
    10/31/00        11,328                32,323
    11/30/00         9,271                21,940
    12/31/00         9,838                22,558
     1/31/01        10,634                21,765
     2/28/01         9,176                14,307
     3/31/01         8,342                10,960
     4/30/01         9,363                14,472
     5/31/01         9,580                14,462
     6/29/01         9,851                15,245
     7/31/01         9,011                13,638
     8/31/01         8,448                12,845
     9/30/01         7,084                10,651
    10/31/01         7,766                11,135
    11/30/01         8,414                12,196
    12/31/01         8,930                12,474
     1/31/02         8,612                12,289
     2/28/02         8,055                11,578
     3/31/02         8,755                12,216
     4/30/02         8,566                12,124
     5/31/02         8,065                11,681
     6/30/02         7,381                11,094
     7/31/02         6,246                10,321
     8/31/02         6,243                10,496
     9/30/02         5,793                10,084
    10/31/02         6,086                10,404


          * Unlike our Fund, the Russell 2000 Growth Index does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The Russell 2000 Growth Index measures the performance of those companies within the 2,000 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The information regarding the Fund's portfolio should not be construed as a recommendation to buy or sell any particular security, the composition of the portfolio is subject to change. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

          The Fairport Emerging Growth Fund typically invests in companies which tend to be smaller than the 1000 largest companies, but which are growing faster than average. The primary investment objective is capital appreciation.

          Periodic investment returns can be volatile due to the fact that many of the companies and the markets in which they do business are fast growing and subject to rapid change, not all of which can be anticipated. Also, many companies are competing in these new markets or market niches against larger companies with greater financial resources, which themselves can effect change quickly. Finally, and importantly, the status of investor confidence is relatively more important than with larger companies, because the future and confidence in that future is a greater component of the current stock price of an emerging growth company, which frequently has only a narrow product line and little operating history for evaluation.

          During the fiscal year ended October 31, 2002, the Fund declined 6.57% in value, which outperformed its benchmark, the Russell 2000 Growth Index, which declined 21.64%. During that same period, larger companies, as represented by the Russell 1000 Growth Index, declined 19.6%.

          Some of the better performing stocks during the year included education stocks like Corinthian Colleges and Apollo Group, retail chains like Chico's FAS (women's apparel), Coach (leather goods), and Regis (hair cuts), and restaurant chains like Applebees, Cheescake Factory, and P.F. Changs China Bistro. Other strong performers included Hyperion Solutions (business software), Varian Medical (equipment for treating cancer), Expeditors Intl. (freight forwarding), and Doral Financial (banking).

          About 40% of the portfolio continues to be invested in the Consumer Discretionary sector, which is about twice the weighting of the benchmark. This has proved to be a good decision in that these stocks performed well as the consumer led us out of the recent, more business-oriented recession. We anticipate that the consumer sector will continue to do well. About 18% of the Fund is invested in healthcare related stocks, which is similar to the benchmark. Investments in the Technology sector, since our previous report, have increased from 8% to about 14%. This decision is based more on the progress of individual companies, rather than as a sector decision.

          At this time, the median market capitalization of a stock in the portfolio is slightly in excess of $1 billion, while median revenues of those stocks are about $535 million and the projected growth rate for earnings is 20% a year. The median price/earnings multiple of a stock in the portfolio is 18.8 times this year's estimate and 15.6 times next year's estimate. As we measure them, these multiples are less than that for a broad measure of the market such as the Standard and Poor 500 Index.


ROULSTON INTERNATIONAL EQUITY FUND

          The graph below compares the change in value of a hypothetical $10,000 investment in the Roulston International Equity Fund with the performance of a similar investment in the MSCI EAFE Index. The Fund has selected the MSCI EAFE Index to replace the MSCI EAFE + Canada Index as the Fund's proper benchmark because the MSCI EAFE Index is considered a widely used and more appropriate index for the Fund which does not typically weight substantially in Canadian Companies.

Average Annual Total Return *
1 Year:  -14.32%
3 Year:    -9.71%
Since Inception:  -8.15%
The period ended:  10/31/02
Fund inception:  07/01/99

                Roulston
                International  MSCI EAFE
                Equity Fund    Index
     6/30/99    $  10,000     $  10,000
     7/31/99        9,760        10,285
     8/31/99        9,620        10,311
     9/30/99        9,730        10,402
    10/31/99       10,230        10,780
    11/30/99       11,370        11,143
    12/31/99       12,701        12,133
     1/31/00       12,169        11,352
     2/29/00       13,172        11,646
     3/31/00       12,951        12,086
     4/28/00       12,339        11,438
     5/31/00       11,928        11,147
     6/30/00       12,619        11,571
     7/31/00       12,277        11,075
     8/31/00       12,458        11,160
     9/29/00       11,734        10,605
    10/31/00       11,533        10,344
    11/30/00       11,181         9,946
    12/31/00       11,761        10,288
     1/31/01       11,872        10,281
     2/28/01       11,022         9,502
     3/31/01       10,426         8,845
     4/30/01       10,982         9,441
     5/31/01       10,719         9,081
     6/29/01       10,335         8,697
     7/31/01       10,031         8,535
     8/31/01        9,728         8,304
     9/30/01        8,565         7,452
    10/31/01        8,788         7,640
    11/30/01        9,273         7,916
    12/31/01        9,424         7,962
     1/31/02        8,786         7,536
     2/28/02        8,684         7,579
     3/31/02        9,181         8,003
     4/30/02        9,221         8,002
     5/31/02        9,465         8,076
     6/29/02        9,090         7,742
     7/31/02        8,107         6,972
     8/31/02        8,117         6,939
     9/30/02        7,245         6,184
    10/31/02        7,529         6,512

          * Unlike our Fund, the MSCI EAFE Index does not reflect fees and expenses and are unmanaged indicators of financial performance; as such, they are not sold as investments. The Morgan Stanley Capital International Europe, Australia, and Far East Index (The MSCI EAFE Index) is an index of developed markets. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The information regarding the Fund's portfolio should not be construed as a recommendation to buy or sell any particular security, the composition of the portfolio is subject to change. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.



          The International Equity Fund holds a group of assets focused primarily on companies headquartered in developed markets such as Western Europe, Japan, Australia, Singapore, and Hong Kong. In this context, the Fund is structured with investments that are felt to have a competitive advantage, while generally viewed as leaders in their respective industries.

          As of the fiscal year ended October 31, 2002, the International Equity Fund was down 14.32%, while outperforming the MSCI EAFE Index benchmark, which was down 14.77%. The expected recovery of the global economies has failed to materialize to any significant extent having been hurt by the same issues plaguing the United States. Uncertainty regarding military objectives in Iraq, the general war on terrorism and the ongoing corporate investigations drove currency volatility and pessimistic investor actions. Despite this continuing volatile behavior, the Fund continued to search for companies with strong cash flow, low debt to equity and strong multi-currency controls. The latter being especially important, as the funds profile remains dominated by dollar denominated ADR's.

          The positive growth prospects for the global economies that were present six months ago gave way to a backdrop of challenging prospects for economic growth, all of which drove global equity prices to new lows. While currency volatility and the distractions from the war on terrorism kept investors on the sidelines, we believe that weakening productivity and the threat of deflation were the real culprits. Our expectations regarding global economic conditions tend to rely more on the performance of Asian indices and commodity trends. In the U.S., the past six months reversed many of the more reliable indicators of global growth. While the U.S. central bank remained liquid, their European and Asian counterparts refused to be pressured into responding with lower rates. In all, the fundamentals for both regions failed to substantiate optimistic forecasts and global markets faltered. In addition, the issues regarding widening current account deficits for some Euro member countries were simply making matters worse.

          We view Asia and the Pacific Rim economies as presenting good opportunities to capture future global growth. Asian economies contribute significant momentum to global manufacturing sectors and are helping to drive commodity prices higher. Although faced with a pessimistic international press, Japan has presented credible proposals for dealing with their inert banking system. The Fund upgraded to a neutral it's weighting for Japan versus the EAFE Index and is prepared to increase exposure in that region. In the meantime, Asian investments in Hong Kong through China Mobile (CHL) and Taiwan through Taiwan Semiconductor (TSM) have helped the fund participate in recent Asian growth. The weighting in UK was also upgraded to slightly over-weighted, reflecting a stable currency and the commitment to provide the necessary stimulus from the Bank of England. Our expectations for relative performance from the banking sectors is helped by the presence of a number of strong UK banks, most notably Royal Bank of Scotland (RBSPF). In conjunction with the current positive momentum building in the US, world markets appear to be setting the stage for a continuation of the early summer up-tick in global equities.

          We believe many of the companies in the International Fund remain undervalued. The Fund profile, while remaining defensive in anticipation of ongoing geopolitical surprises, reflects a more positive outlook for global re-inflation. The Fund is well positioned with a sector distribution favoring Consumer Discretionary and Industrial sectors.


ROULSTON GROWTH FUND

          The graph below compares the change in value of a hypothetical $10,000 investment in the Roulston Growth Fund with the performance of a similar investment in the Russell 1000 Growth Index.

Average Annual Total Return *
1 Year:  -24.08%
5 Year:  -13.83%
Since Inception:  0.54%
The period ended:  10/31/02
Fund inception:  07/01/93

            Russell 1000 Growth Index    Roulston Growth Fund
Date        Dollar Amt                   Dollar Amt
  07/01/93  $ 10,000                     $ 10,000
  07/31/93     9,821                        10,200
  08/31/93    10,224                       10,640
  09/30/93    10,148                       10,750
  10/31/93    10,430                       11,090
  11/30/93    10,361                       10,950
  12/31/93    10,540                       11,340
  01/31/94    10,784                       11,730
  02/28/94    10,588                       11,840
  03/31/94    10,076                       11,556
  04/30/94    10,124                       11,847
  05/31/94    10,277                       11,827
  06/30/94     9,973                        11,536
  07/31/94    10,314                       11,796
  08/31/94    10,889                       12,237
  09/30/94    10,740                       12,067
  10/31/94    10,993                       12,298
  11/30/94    10,642                       11,626
  12/31/94    10,820                       12,159
  01/31/95    11,051                       12,222
  02/28/95    11,514                       12,620
  03/31/95    11,851                       13,098
  04/30/95    12,110                       13,327
  05/31/95    12,532                       13,573
  06/30/95    13,016                       14,135
  07/31/95    13,557                       14,950
  08/31/95    13,572                       14,885
  09/30/95    14,197                       15,357
  10/31/95    14,207                       14,532
  11/30/95    14,759                       15,154
  12/31/95    14,844                       14,993
  01/31/96    15,340                       14,514
  02/29/96    15,621                       15,200
  03/31/96    15,641                       16,040
  04/30/96    16,053                       16,584
  05/31/96    16,613                       16,824
  06/30/96    16,636                       16,385
  07/31/96    15,661                       15,785
  08/31/96    16,066                       16,505
  09/30/96    17,235                       17,203
  10/31/96    17,339                       16,897
  11/30/96    18,641                       18,162
  12/31/96    18,276                       18,076
  01/31/97    19,558                       18,638
  02/28/97    19,426                       18,556
  03/31/97    18,374                       18,076
  04/30/97    19,594                       18,404
  05/31/97    21,009                       19,635
  06/30/97    21,849                       20,623
  07/31/97    23,782                       22,065
  08/31/97    22,390                       21,830
  09/30/97    23,492                       23,167
  10/31/97    22,623                       22,135
  11/30/97    23,584                       23,190
  12/31/97    23,848                       23,082
  01/31/98    24,561                       22,374
  02/28/98    26,409                       23,504
  03/31/98    27,461                       24,572
  04/30/98    27,842                       24,286
  05/31/98    27,051                       23,044
  06/30/98    28,708                       23,938
  07/31/98    28,518                       22,970
  08/31/98    24,238                       18,786
  09/30/98    26,100                       19,791
  10/31/98    28,198                       20,425
  11/30/98    30,343                       21,107
  12/31/98    33,079                       22,129
  01/31/99    35,021                       20,965
  02/28/99    33,422                       19,612
  03/31/99    35,182                       18,594
  04/30/99    35,227                       19,292
  05/31/99    34,144                       19,147
  06/30/99    36,536                       19,409
  07/31/99    35,375                       18,652
  08/31/99    35,953                       18,041
  09/30/99    35,197                       17,706
  10/31/99    37,855                       18,550
  11/30/99    39,895                       19,103
  12/31/99    44,044                       20,482
  01/31/00    41,979                       19,381
  02/29/00    44,031                       20,543
  03/31/00    47,184                       22,430
  04/30/00    44,938                       22,414
  05/31/00    42,673                       21,856
  06/30/00    45,908                       23,426
  07/31/00    43,993                       22,882
  08/31/00    47,975                       25,282
  09/30/00    43,436                       23,531
  10/31/00    41,382                       22,550
  11/30/00    35,282                       20,392
  12/31/00    34,167                       20,160
  01/31/01    36,528                       19,963
  02/28/01    30,326                       17,186
  03/31/01    27,026                       15,855
  04/30/01    30,445                       17,071
  05/31/01    29,998                       16,989
  06/30/01    29,302                       16,644
  07/31/01    28,569                       16,184
  08/31/01    26,232                       15,050
  09/30/01    23,614                       13,374
  10/31/01    24,854                       13,851
  11/30/01    27,242                       14,869
  12/31/01    27,191                       15,214
  01/31/02    26,709                       14,606
  02/28/02    25,601                       13,817
  03/31/02    26,487                       14,343
  04/30/02    24,325                       13,127
  05/31/02    23,737                       12,914
  06/30/02    21,541                       11,632
  07/31/02    20,356                       10,728
  08/31/02    20,417                       10,975
  09/30/02    18,300                       9,973
  10/31/02    19,978                       10,515

          *Unlike our Fund, the Russell 1000 Growth Index does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The Russell 1000 Growth Index is comprised of those companies within the 1000 largest companies in the Russell 3000 Index, with higher price-to-book ratios and higher forecasted growth values. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The information regarding the Fund's portfolio should not be construed as a recommendation to buy or sell any particular security, the composition of the portfolio is subject to change. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.


          The Fairport Growth Fund seeks capital appreciation by investing in growth companies typically experiencing an improvement in profitability or acceleration in earnings growth relative to their history or to that of other stocks. We buy these stocks if we believe this improvement is not fully reflected in the stock price, which generally is determined by examining the price to earnings (P/E) ratio compared to the market and the history of that relationship. Most of the companies owned by the Fund are among the 1000 largest companies as measured by stock market capitalization and typically have been public for a number of years.

          For the year ended October 31, 2002, the Fund declined 24.08% in value, while slightly under-performing its benchmark, the Russell 1000 Growth Index, which declined 19.62%.

          During that time period, the market was negatively impacted by the disappointing pace of the economic recovery, cumulative blows to investor confidence associated with questionable accounting practices, as well as with differing definitions of earnings, and, additionally, the overhang of potential war. In regards to the ethereal nature of earnings during this time period, it may be important to remember that, when analyzing this period, our Government actually required U.S. corporate executives to publicly and legally certify that their interim financial statements were honest. Additionally, and importantly, it should also be noted that confidence in these executives "doing the right thing" was so uncertain that the media, and some Wall Street firms, concluded that it was worthwhile to publish "watch" lists. Indeed, this was an unusual time period.

          In regards to the Fund, performance in a broad sense was hurt by two factors. First, earnings and changes in earnings are drivers in determining stock selection. However, as briefly discussed above, last year was a difficult year to work with this tool. Secondly, our aggressive attitude towards the market discussed in the semi-annual report worked against us. For instance, the beta of our portfolio in April, the sensitivity of the portfolio to changes in the market, was 1.17. Therefore, the performance of the Fund was positioned for an upward market trend.

          Despite a negative return for the portfolio, stocks such as Dell Computer, Alcon, Express Scripts, Stryker, Forest Labs, Pepsi Bottling Group, Cintas, Lowe's, Coach, and Bed Bath & Beyond did well. Some stocks like General Electric, Baxter, and Home Depot, which were expected to be stalwarts, proved disappointing.

          Currently, the largest sector weighting in the Fund at 28% is Healthcare, which is similar to the benchmark. Consumer Discretionary stocks are over-weighted at 23% compared with the 17% benchmark weighting. Financials are modestly over-weighted at 15% compared with the benchmark 13%. Technology remains under-weighted at 13% compared with 18%.

          Overall, the median growth rate in earnings is projected at 18% and the average price-to-earnings ratio is 20.5 this year's earnings, which is a 10% premium to the S&P500 Index. The beta is about 1.06.



ROULSTON GROWTH AND INCOME FUND

          The graph below compares the change in value of a hypothetical $10,000 investment in the Roulston Growth and Income Fund with the performance of a similar investment in the Russell 1000 Value Index.

Average Annual Total Return *
1 Year:  -12.91%
5 Years:  -5.85%
Since Inception:  4.59%
The period ended:  10/31/02
Fund inception:  07/01/93

       Russell 1000 Value Index  Roulston Growth and Income Fund

Date      Dollar Amt          Date      Dollar Amt
6/30/93   $  10,000         7/1/93     $ 10,000
7/31/93      10,112         7/31/93      10,030
8/31/93      10,477         8/31/93      10,340
9/30/93      10,494         9/30/93      10,247
10/31/93     10,486         10/31/93     10,398
11/30/93     10,270         11/30/93     10,247
12/31/93     10,465         12/31/93     10,894
1/31/94      10,861         1/31/94      10,945
2/28/94      10,490         2/28/94      10,551
3/31/94      10,099         3/31/94      10,682
4/30/94      10,293         4/30/94      10,945
5/31/94      10,412         5/31/94      10,626
6/30/94      10,162         6/30/94      10,900
7/31/94      10,478         7/31/94      11,225
8/31/94      10,780         8/31/94      10,777
9/30/94      10,422         9/30/94      10,889
10/31/94     10,567         10/31/94     10,420
11/30/94     10,140         11/31/94     10,562
12/31/94     10,257         12/31/94     10,693
1/31/95      10,573         1/31/95      10,940
2/28/95      10,991         2/28/95      11,444
3/31/95      11,232         3/31/95      11,696
4/30/95      11,587         4/30/95      11,746
5/31/95      12,074         5/31/95      12,212
6/30/95      12,238         6/30/95      12,281
7/31/95      12,664         7/31/95      12,541
8/31/95      12,843         8/31/95      12,603
9/30/95      13,307         9/30/95      12,978
10/31/95     13,175         10/31/95     12,780
11/30/95     13,843         11/30/95     13,487
12/31/95     14,190         12/31/95     13,780
1/31/96      14,633         1/31/96      14,075
2/29/96      14,743         2/29/96      14,096
3/31/96      14,994         3/31/96      14,191
4/30/96      15,051         4/30/96      14,149
5/31/96      15,240         5/31/96      14,317
6/30/96      15,252         6/30/96      14,363
7/31/96      14,676         7/31/96      13,749
8/31/96      15,095         8/31/96      14,236
9/30/96      15,695         9/30/96      14,987
10/31/96     16,302         10/31/96     15,051
11/30/96     17,484         11/30/96     16,141
12/31/96     17,261         12/31/96     16,225
1/31/97      18,098         1/31/97      16,558
2/28/97      18,364         2/28/97      16,811
3/31/97      17,704         3/31/97      16,409
4/30/97      18,447         4/30/97      17,167
5/31/97      19,478         5/31/97      18,430
6/30/97      20,313         6/30/97      19,306
7/31/97      21,841         7/31/97      20,353
8/31/97      21,063         8/31/97      19,881
9/30/97      22,336         9/30/97      20,870
10/31/97     21,712         10/31/97     20,560
11/30/97     22,672         11/30/97     21,503
12/31/97     23,334         12/31/97     21,143
1/31/98      23,004         1/31/98      20,900
2/28/98      24,552         2/28/98      22,754
3/31/98      26,054         3/31/98      23,495
4/30/98      26,228         4/30/98      23,227
5/31/98      25,839         5/31/98      22,293
6/30/98      26,171         6/30/98      22,115
7/31/98      25,709         7/31/98      21,437
8/31/98      21,883         8/31/98      18,203
9/30/98      23,139         9/30/98      18,714
10/31/98     24,931         10/31/98     20,312
11/30/98     26,093         11/30/98     21,411
12/31/98     26,981         12/31/98     22,471
1/31/99      27,196         1/31/99      21,525
2/28/99      26,813         2/28/99      20,972
3/31/99      27,367         3/31/99      20,553
4/30/99      29,924         4/30/99      22,471
5/31/99      29,595         5/31/99      22,187
6/30/99      30,454         6/30/99      23,281
7/31/99      29,562         7/31/99      22,822
8/31/99      28,465         8/31/99      20,864
9/30/99      27,470         9/30/99      19,729
10/31/99     29,053         10/31/99     20,094
11/30/99     28,826         11/30/99     19,756
12/31/99     28,964         12/31/99     19,802
1/31/00      28,019         1/31/00      18,773
2/29/00      25,938         2/29/00      17,930
3/31/00      29,102         3/31/00      19,347
4/30/00      28,764         4/30/00      19,262
5/31/00      29,066         5/31/00      19,279
6/30/00      27,738         6/30/00      18,640
7/31/00      28,085         7/31/00      18,978
8/31/00      29,646         8/31/00      19,925
9/30/00      29,919         9/30/00      20,315
10/31/00     30,655         10/31/00     20,551
11/30/00     29,518         11/30/00     20,213
12/31/00     30,997         12/31/00     21,385
1/31/01      31,114         1/31/01      20,750
2/28/01      30,249         2/28/01      20,493
3/31/01      29,182         3/31/01      19,600
4/30/01      30,612         4/30/01      20,493
5/31/01      31,300         5/31/01      20,750
6/30/01      30,605         6/30/01      19,771
7/31/01      30,541         7/31/01      19,719
8/31/01      29,316         8/31/01      18,996
9/30/01      27,253         9/30/01      17,344
10/31/01     27,018         10/31/01     17,465
11/30/01     28,588         11/30/01     18,598
12/31/01     29,263         12/31/01     19,114
1/31/02      29,037         1/31/02      18,908
2/28/02      29,084         2/28/02      19,183
3/31/02      30,459         3/31/02      20,078
4/30/02      29,415         4/30/02      19,303
5/31/02      29,562         5/31/02      19,321
6/30/02      27,865         6/30/02      18,478
7/31/02      25,274         7/31/02      16,344
8/31/02      25,463         8/31/02      16,602
9/30/02      22,632         9/30/02      14,796
10/31/02     24,309         10/31/02     15,209

          *Unlike our Fund, the Russell 1000 Value Index does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The Russell 1000 Value Index is comprised of those companies within the 1000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The information regarding the Fund's portfolio should not be construed as a recommendation to buy or sell any particular security, the composition of the portfolio is subject to change. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.


          The Fairport Growth and Income Fund's objective is capital appreciation and current income. The investment policy is to invest in a diversified portfolio of common stocks that offer reasonable valuation based on price/earnings, book value and cash flows. We are investing primarily, although not exclusively, in companies within the Russell 1000 Value Index. With an emphasis on diversification, we hold approximately 50 stocks allowing us to spread risk across the portfolio and maintain exposure to various sectors of the economy.

          For the fiscal year ended October 31, 2002, the Growth & Income Fund declined 12.91% while slightly under-performing its benchmark, the Russell 1000 Value Index, which declined 10.03%. The environment has remained difficult for the equity markets over the past six months. Moving into the third quarter some of the data began to show a softening in the economy. Although the numbers continued to show signs of growth, it was at a slower pace. This put pressure on some of the holdings within the Fund having greater cyclical exposure with the biggest impact being within the Materials sector and to a lesser degree the Producer Durables sector. While the exposure to these sectors has recently impaired short-term performance, we intend to remain over-weighted relative to our benchmark, because this is an area that stands to benefit from an increase in demand as the economy begins to accelerate. We are beginning to see an improvement in some commodities including rising aluminum and lumber prices. In manufacturing, we have seen sales improving somewhat, while inventories at depressed levels have stabilized. If the trend continues, we should see the beginning of inventory rebuilding, which will be beneficial for our holdings within the Materials and Producer Durables sectors.

          Another area that has been emphasized within the Fund has been Consumer Discretionary. Here, we hold companies such as Black & Decker, Fortune Brands, Gannett, Liz Claiborne, Lowe's, Mattel, Talbot's and Target Stores. This provides a diverse mix within the sector, which currently stands at an over-weighted position relative to our benchmark. Consumer spending has been strong throughout the economic slowdown and we believe that trend will continue. We have seen mortgage rates reach levels not seen in over thirty years, which has sparked a surge in mortgage refinancing. The cash savings from this activity should hit the consumer's pocketbook in mid to late November just in time for holiday spending. The overall portfolio benefited from its increased exposure to Consumer Discretionary, as this was one of the better performing sectors in the Fund for the six months ending October 31, 2002.

          We are also at a small over-weighted position in the Transportation sector. Here, holding companies such as Union Pacific Corp and United Parcel stand to benefit from both inventory rebuilding as well as the continued strength of the consumer.

          We added balance to the portfolio by maintaining an over-weighted position in Consumer Staples, which was also one of the better performing sectors for the period. We maintain a near benchmark weighting in Healthcare and have recently moved Technology to a near benchmark weighting from an under-weighted level through the addition of International Rectifier Corporation. We continue to maintain exposure to Energy and Utilities, although currently at under-weighted positions

          The Fund maintains a fair amount of exposure to a diverse group of holdings within the Finance sector, although currently at an under-weighted position. Recent additions within this sector include Mellon Bank and information-processing services company, First Data Corporation.

          The structure of the Fund portfolio, as discussed above, combines balance with diverse cyclical exposure, and we feel is positioned to take advantage of the economic upturn expected ahead.

ROULSTON GOVERNMENT SECURITIES FUND

          The graph below compares the change in value of a hypothetical $10,000 investment in the Roulston Government Securities Fund with the performance of a similar investment in the Lehman Government Index. The Fund has selected the Lehman Government Index to replace the Lehman U.S. Government/Credit Intermediate Bond Index as the Fund's proper benchmark. The Lehman Government Index is considered a widely used and more appropriate index for the Fund, particularly in regards to the Index bias of Government Securities versus Corporate Bonds which is more in line with the Fund's portfolio composition.

Average Annual Total Return *
1 Year:   5.46%
5 Years:  6.72%
Since Inception:  5.81%
The period ended:  10/31/02
Fund inception:  07/01/93

            Roulston         Lehman Gov.
            Government      Bond Index
            Securities Fund
Date        Dollar Amt      Dollar Amt
7/1/93    $  10,000   $      10,000
7/31/93      10,000          10,061
8/31/93      10,230          10,286
9/30/93      10,304          10,325
10/31/93     10,304          10,364
11/30/93     10,173          10,250
12/31/93     10,213          10,290
1/31/94      10,346          10,431
2/28/94      10,059          10,210
3/31/94       9,762           9,980
4/30/94       9,649           9,902
5/31/94       9,638           9,889
6/30/94       9,591           9,866
7/31/94       9,748           10,048
8/31/94       9,769           10,050
9/30/94       9,590           9,908
10/31/94      9,558           9,901
11/30/94      9,505           9,882
12/31/94      9,550           9,943
1/31/95       9,733           10,128
2/28/95       9,980           10,346
3/31/95      10,026          10,411
4/30/95      10,170          10,547
5/31/95      10,597          10,972
6/30/95      10,672          11,056
7/31/95      10,628          11,016
8/31/95      10,738          11,145
9/30/95      10,823          11,252
10/31/95     10,968          11,424
11/30/95     11,135          11,602
12/31/95     11,260          11,766
1/31/96      11,350          11,838
2/29/96      11,171          11,597
3/31/96      11,066          11,500
4/30/96      10,989          11,427
5/31/96      10,955          11,408
6/30/96      11,078          11,555
7/31/96      11,093          11,584
8/31/96      11,080          11,558
9/30/96      11,234          11,750
10/31/96     11,471          12,008
11/30/96     11,647          12,217
12/31/96     11,521          12,092
1/31/97      11,545          12,106
2/28/97      11,553          12,122
3/31/97      11,423          11,994
4/30/97      11,569          12,167
5/31/97      11,668          12,272
6/30/97      11,777          12,410
7/31/97      12,046          12,762
8/31/97      11,949          12,636
9/30/97      12,096          12,826
10/31/97     12,246          13,048
11/30/97     12,272          13,115
12/31/97     12,386          13,252
1/31/98      12,575          13,450
2/28/98      12,521          13,413
3/31/98      12,536          13,452
4/30/98      12,588          13,512
5/31/98      12,705          13,651
6/30/98      12,796          13,806
7/31/98      12,810          13,827
8/31/98      13,120          14,187
9/30/98      13,583          14,570
10/31/98     13,545          14,520
11/30/98     13,467          14,525
12/31/98     13,494          14,557
1/31/99      13,546          14,642
2/28/99      13,240          14,294
3/31/99      13,347          14,350
4/30/99      13,384          14,382
5/31/99      13,234          14,256
6/30/99      13,165          14,227
7/31/99      13,193          14,206
8/31/99      13,178          14,206
9/30/99      13,259          14,322
10/31/99     13,262          14,344
11/30/99     13,235          14,325
12/31/99     13,170          14,232
1/31/00      13,092          14,252
2/29/00      13,178          14,455
3/31/00      13,381          14,709
4/28/00      13,318          14,668
5/31/00      13,344          14,677
6/30/00      13,590          14,939
7/31/00      13,684          15,084
8/31/00      13,847          15,307
9/29/00      13,967          15,350
10/31/00     14,048          15,497
11/30/00     14,259          15,802
12/31/00     14,506          16,117
1/31/01      14,710          16,279
2/28/01      14,846          16,465
3/31/01      14,941          16,522
4/30/01      14,818          16,354
5/31/01      14,855          16,408
6/29/01      14,905          16,483
7/31/01      15,271          16,879
8/31/01      15,444          17,088
9/28/01      15,681          17,385
10/31/01     16,076          17,834
11/30/01     15,775          17,434
12/31/01     15,640          17,283
1/31/02      15,707          17,395
2/28/02      15,851          17,555
3/31/02      15,509          17,174
4/30/02      15,823          17,583
5/31/02      15,923          17,706
6/29/02      16,132          17,954
7/31/02      16,440          18,349
8/31/02      16,698          18,712
9/28/02      17,083          19,150
10/31/02     16,954          18,997

          *Unlike our Fund, the Lehman Government Index does not reflect fees and expenses and are unmanaged indicators of financial performance; as such, they are not sold as investments. The Lehman Government Index consists of U.S. Government and corporate bonds with maturities of one year or more and outstanding par value of at least $150 million. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The information regarding the Fund's portfolio should not be construed as a recommendation to buy or sell any particular security, the composition of the portfolio is subject to change. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.


          The Fairport Government Securities Fund seeks current income, consistent with capital preservation. The Fund normally invests at least 80% of assets in direct obligations of the U.S. Treasury, other U.S. government obligations, repurchase agreements involving such securities, and separately traded components of U.S. Treasury obligations transferable through the Federal book entry system. It may invest the balance of assets in domestic corporate debt rated A or better. The Fund expects to maintain an average portfolio duration that will very between three and seven years. The level of duration is considered to be in the intermediate range and will vary in anticipation of interest-rate changes.

          The Government Securities Fund shares had a positive total return of 5.46% for the fiscal year ended October 31, 2002. The Lehman Government Index benchmark for the period was 6.41%. The Benchmark held a duration of
     5.4 years that was substantially in excess of the Funds target. Therefore, the Fund under-performed the shorter-term benchmark period due to the significant additional interest rate declines.

          It can't be said enough that the bond market has been a powerful provider of returns over the past few years. Likewise, it can't be said enough that it has done so at the expense of the equity markets. As this dynamic continued to propel interest rates to forty-year lows, one couldn't help but question its sustainability. This is a dilemma that no bond portfolio manager can escape. We believe that while it remains unclear if equity process can continue their upturn from overextended levels, we strongly believe they eventually will. What is equally unclear is the extent to which this will coincide with a rise in interest rates.

          To arrive at the current strategy of the Fund, it's best to address the events that have brought interest rates to what we believe are their cyclical lows, and whether those events have subsided enough to permit anything more than limited upside in yields. Sometime in the second half of the year, after the equity markets brief lift from their July lows, fears of deep recession began to invade market psychology. Declines in the Index of Leading Indicators and a plunge in Consumer Sentiment surveys confirmed the need for additional stimulus. As of the fourth quarter of 2002, the Federal Reserve Bank injected an additional 50 basis points of liquidity into the system. Interest rates, sensing desperation, preceded the decline by sending 10 year treasury yields below 4% for the second time this year. While all this unfolds, it makes for a compelling argument to extend duration. However, unlike earlier in the year, 10 year yields were unable to carve out new lows and quickly retreated above 4% when a strong housing market and stronger than expected Retail Sales brought market participants back to their senses. The Bond Fund maintains a profile that is prepared to perform well in this continued environment. And should the economy gain even the slightest bit of momentum, so should the fund. With a portion of the Fund in high quality spread products for yield and relative performance aggregate returns, this should reward longer-term shareholders.

Patience has always been the place where common sense meets discipline. So, although the Fund may have moved a bit prematurely in anticipation of rising rates, it did so to act defensively in an environment that accentuates one extreme to another. We count on the economy to win that battle and continue with that prudent strategy for shareholders of the Fund.

Fairport Emerging Growth Fund
Schedule of Investments - October 31, 2002



Common Stocks - 97.1%                                                             Shares                    Value

Abrasive Asbestos & Misc. Nonmetallic Mineral Products - 1.2%
Cabot Microelectronics Corp. (a)                                                      1,900                 $   86,241
                                                                                                        ---------------

Arrangement Of Transportation Of Freight & Cargo - 3.3%
C H Robinson Worldwide, Inc.                                                          4,000                    118,280
Expeditors International Of Washington, Inc.                                          4,000                    126,040
                                                                                                        ---------------
                                                                                                        ---------------
                                                                                                               244,320
                                                                                                        ---------------

Biological Products (No Diagnostic Substances) - 0.8%
Gilead Sciences, Inc. (a)                                                             1,700                     59,058
                                                                                                        ---------------

Biotechnology & Drugs - 1.0%
Albany Molecular Research, Inc. (a)                                                   5,000                     77,200
                                                                                                        ---------------

Broadwoven Fabric Mills, Man Made Fiber & Silk - 1.1%
Albany International Corp. Class A                                                    3,800                     80,522
                                                                                                        ---------------

Carpets & Rugs - 1.4%
Mohawk Industries, Inc. (a)                                                           2,000                    107,100
                                                                                                        ---------------

Chemicals & Allied Products - 0.9%
Georgia Gulf Corp.                                                                    3,000                     65,250
                                                                                                        ---------------

Consumer Products (Durables) - Housewares & Accessories - 0.9%
Yankee Candle Inc. (a)                                                                4,000                     68,600
                                                                                                        ---------------

Diversified Services - Security and Protection Services - 0.9%
Kroll, Inc. (a)                                                                       3,500                     68,180
                                                                                                        ---------------

Drugs - Diagnostic Substances - 1.0%
Immucor, Inc. (a)                                                                     3,400                     75,820
                                                                                                        ---------------

Drugs - Drug Manufacturers - 1.0%
AaiPharma, Inc. (a)                                                                   4,700                     70,876
                                                                                                        ---------------

Electromedical & Electrotherapeutic Apparatus - 3.0%
Endocare, Inc. (a)                                                                   10,000                     28,310
Varian Medical Systems, Inc. (a)                                                      4,000                    192,880
                                                                                                        ---------------
                                                                                                        ---------------
                                                                                                               221,190
                                                                                                        ---------------

Electronic Components & Accessories - 0.6%
Silicon Image, Inc. (a)                                                              10,000                     44,800
                                                                                                        ---------------

Electronics - Electronic Distribution - 1.1%
ScanSource, Inc. (a)                                                                  1,300                     78,130
                                                                                                        ---------------


Fairport Emerging Growth Fund
Schedule of Investments - October 31, 2002



Common Stocks - 97.1% - continued                                                 Shares                    Value

Electronics - Semiconductors - 1.0%
Monolithic System Technology, Inc. (a)                                                7,500                     71,400
                                                                                                        ---------------

Food - Miscellaneous Food Products - 1.2%
Sensient Technologies Corp.                                                           3,700                     90,095
                                                                                                        ---------------

Food - Other Processed & Packaged Goods - 0.9%
American Italian Pasta Company Class A (a)                                            2,000                     68,900
                                                                                                        ---------------

Health Products & Services - 0.9%
Hanger Orthopedic Group, Inc. (a)                                                     4,500                     63,900
                                                                                                        ---------------

Industrial Inorganic Chemicals - 0.2%
OM Group, Inc.                                                                        2,000                     12,980
                                                                                                        ---------------

Insurance Agents Brokers & Services - 4.9%
Brown & Brown, Inc.                                                                   5,200                    158,080
Hilb, Rogal, and Hamilton Co.                                                         5,000                    205,000
                                                                                                        ---------------
                                                                                                        ---------------
                                                                                                               363,080
                                                                                                        ---------------

Investment Advice - 1.6%
Eaton Vance Corp.                                                                     4,000                    114,840
                                                                                                        ---------------

Leather & Leather Products - 4.0%
Coach, Inc. (a)                                                                      10,000                    297,500
                                                                                                        ---------------

Mortgage Bankers & Loan Correspondents - 2.7%
Doral Financial Corp.                                                                 7,500                    196,950
                                                                                                        ---------------

Motor Vehicle Parts & Accessories - 0.8%
American Axle & Manufacturing Holdings, Inc. (a)                                      2,600                     61,620
                                                                                                        ---------------

Ophthalmic Goods - 1.0%
Ocular Sciences, Inc. (a)                                                             3,500                     74,725
                                                                                                        ---------------

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 5.4%
Respironics, Inc. (a)                                                                 5,000                    159,700
STERIS Corp. (a)                                                                      9,000                    238,770
                                                                                                        ---------------
                                                                                                        ---------------
                                                                                                               398,470
                                                                                                        ---------------

Pharmaceutical Preparations - 1.0%
Chattem, Inc. (a)                                                                     1,800                     75,492
                                                                                                        ---------------

Pumps & Pumping Equipment - 0.5%
Flowserve Corp. (a)                                                                   3,000                     35,160
                                                                                                        ---------------

Fairport Emerging Growth Fund
Schedule of Investments - October 31, 2002



Common Stocks - 97.1% - continued                                                 Shares                    Value

Refuse Systems - 2.5%
Waste Connection, Inc. (a)                                                            5,000                    182,900
                                                                                                        ---------------

Retail - Auto & Home Supply Stores - 2.2%
O Reilly Automotive, Inc. (a)                                                         6,000                    163,620
                                                                                                        ---------------

Retail - Drug, Health & Beauty Products - 1.4%
NBTY, Inc. (a)                                                                        6,700                    104,185
                                                                                                        ---------------

Retail - Eating Places - 7.3%
Applebee's International, Inc.                                                        7,425                    176,641
Cheesecake Factory, Inc. (a)                                                          5,000                    169,500
P F Changs China Bistro, Inc. (a)                                                     3,000                    103,500
Ruby Tuesday, Inc.                                                                    5,000                     87,250
                                                                                                        ---------------
                                                                                                        ---------------
                                                                                                               536,891
                                                                                                        ---------------

Retail - Hobby, Toy & Game Shops - 2.1%
Michaels Stores, Inc. (a)                                                             3,500                    157,360
                                                                                                        ---------------

Retail - Women's Clothing Stores - 5.2%
Chico's Fasions, Inc. (a)                                                            20,000                    386,000
                                                                                                        ---------------

Semiconductors & Related Devices - 3.3%
Intersil Corp. Class A (a)                                                            5,984                    101,668
OSI Systems, Inc. (a)                                                                 4,100                     65,559
Power Integrations, Inc. (a)                                                          2,000                     35,280
RF Micro Devices, Inc. (a)                                                            5,000                     42,445
                                                                                                        ---------------
                                                                                                        ---------------
                                                                                                               244,952
                                                                                                        ---------------

Services - Computer Integrated Systems Design - 0.7%
Cerner Corp. (a)                                                                      1,500                     53,415
                                                                                                        ---------------

Services - Computer Programming Services - 1.3%
EPIQ Systems, Inc. (a)                                                                5,600                     93,464
                                                                                                        ---------------

Services - Educational Services - 6.7%
Apollo Group, Inc. - Class A  (a)                                                     5,000                    207,500
Corinthian Colleges, Inc. (a)                                                         7,600                    288,040
                                                                                                        ---------------
                                                                                                        ---------------
                                                                                                               495,540
                                                                                                        ---------------

Services - Equipment Rental & Leasing - 0.4%
United Rentals, Inc. (a)                                                              5,000                     30,500
                                                                                                        ---------------

Services - Personal Services - 1.4%
Regis Corp.                                                                           3,500                    102,270
                                                                                                        ---------------

Fairport Emerging Growth Fund
Schedule of Investments - October 31, 2002



Common Stocks - 97.1% - continued                                                 Shares                    Value

Services - Prepackaged Software - 3.0%
Hyperion Solutions Corp. (a)                                                          5,000                    135,000
Internet Security Systems, Inc. (a)                                                   4,800                     88,608
                                                                                                        ---------------
                                                                                                        ---------------
                                                                                                               223,608
                                                                                                        ---------------

Services - Racing, Including Track Operation - 4.9%
International Speedway Corp. Class A                                                  3,000                    116,820
Penn National Gaming, Inc. (a)                                                       12,000                    248,928
                                                                                                        ---------------
                                                                                                        ---------------
                                                                                                               365,748
                                                                                                        ---------------

Services - Specialty Facilities - 2.6%
Caremark RX, Inc. (a)                                                                 8,000                    141,600
Orthodontic Centers of America, Inc. (a)                                              5,000                     47,700
                                                                                                        ---------------
                                                                                                        ---------------
                                                                                                               189,300
                                                                                                        ---------------

Telecommunications - Switching & Transmission Equipment - 1.1%
Inter-Tel, Inc.                                                                       3,000                     81,090
                                                                                                        ---------------

Telecommunications - Wireless Communications Services - 0.9%
Wavecom S.A. (a) (c)                                                                  2,000                     64,300
                                                                                                        ---------------

Transportation - Trucking - 1.0%
Roadway Corp.                                                                         1,800                     72,126
                                                                                                        ---------------

Whosale - Drug Proprietaries & Druggists Sundries - 2.4%
Syncor International Corp. (a)                                                        5,000                    179,150
                                                                                                        ---------------

Women's,  Misses',  And Juniors Outerwear - 2.4%
Too, Inc. (a)                                                                         7,000                    177,100
                                                                                                        ---------------

TOTAL COMMON STOCKS (Cost $7,057,555)                                                                        7,175,918
                                                                                                        ---------------

Money Market Securities - 0.1%
First American Treasury Obligation Fund - Class S, 1.25%, (Cost $6,315) (b)           6,315                      6,315
                                                                                                        ---------------

TOTAL INVESTMENTS (Cost $7,063,870) - 97.2%                                                                $ 7,182,233
                                                                                                        ---------------

Cash and other assets less liabilities - 2.8%                                                                  207,201
                                                                                                        ---------------

TOTAL NET ASSETS - 100.0%                                                                                  $ 7,389,434
                                                                                                        ===============

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at October
31, 2002. (c) American Depository Receipt


Fairport International Equity Fund
Schedule of Investments - October 31, 2002

Common Stocks - 100.4%                                           Shares                             Value

AUSTRALIA - 5.6%
National Commercial Banks - 2.2%
National Australia Bank Ltd. (a)                                     2,000                           $ 189,240
                                                                                               ----------------
Newspapers:  Publishing Or Publishing & Printing  - 1.5%
The News Corporation Ltd. (a)                                        5,500                           $ 127,765
                                                                                               ----------------
Steel Works, Blast Furnaces, Rolling Mills (Coke Ovens) - 1.9%
BHP Billiton Ltd. (a)                                               15,357                             162,477
                                                                                               ----------------

CANADA - 1.7%
National Commercial Banks - 1.7%
Royal Bank of Canada (a)                                             4,000                             141,080
                                                                                               ----------------

FINLAND - 3.1%
Paper Mills - 1.0%
UPM-Kymmene Corp. (a)                                                2,500                              81,725
                                                                                               ----------------
Radio & TV Broadcasting & Communications Equipment -2.1%
Nokia Corp. (a)                                                     11,000                             182,820
                                                                                               ----------------

FRANCE - 11.1%
National Commercial Banks - 1.4%
B N P Paribas S.A.  (a)                                              6,000                             119,610
                                                                                               ----------------
Chemicals & Allied Products - 2.0%
Aventis S.A. (a)                                                     2,875                             170,200
                                                                                               ----------------
Electronic & Other Electrical Equipment & Components - 1.7%
Koninklijke Philips Electronics N.V. (a)                             8,296                             146,839
                                                                                               ----------------
Food & Kindred Products  - 1.4%
Groupe Danone (a)                                                    4,500                             116,055
                                                                                               ----------------
Household Audio & Video Equipment - 1.3%
Thomson Multimedia S.A. (a)                                          6,000                             109,140
                                                                                               ----------------
Life Insurance - 0.9%
AXA (a)                                                              5,000                              73,300
                                                                                               ----------------
Petroleum Refining - 2.4%
Total Fina Elf S.A. (a)                                              3,000                             204,060
                                                                                               ----------------

GERMANY - 7.0%
Electric Services - 2.7%
E. ON AG (a)                                                         5,000                             224,850
                                                                                               ----------------
Electronic & Other Electrical Equipment & Components - 2.2%
Siemens AG (a)                                                       4,000                             187,920
                                                                                               ----------------
Drugs - Drug Manufacturers - 1.1%
Schering AG (a)                                                      2,000                              91,080
                                                                                               ----------------
National Commercial Banks - 1.0%
Deutsche Bank AG (a)                                                 2,000                              86,740
                                                                                               ----------------

Fairport International Equity Fund
Schedule of Investments - October 31, 2002

Common Stocks - 100.4%- continued                                Shares                             Value

HONG KONG - 1.0%
Wireless Communication Services - 1.0%
China Mobile Ltd. (a) *                                              7,000                              85,750
                                                                                               ----------------

ITALY - 3.4%
Consumer Products (Non-Durables) - Apparel & Clothing - 1.0%
Benetton Group S.p.A. (a)                                            4,000                              80,200
                                                                                               ----------------
Petroleum Refining - 2.4%
ENI S.p.A. (a)                                                       3,000                             206,460
                                                                                               ----------------

JAPAN - 20.1%
Auto Manufacturers - 2.3%
Nissan Motor Co., Ltd. (a)                                          13,000                             198,900
                                                                                               ----------------
National Commercial Banks - 1.1%
Mitsubishi Tokyo Financial Group Inc. (a)                           15,000                              96,150
                                                                                               ----------------
Electronic & Other Electrical Equipment & Components - 3.7%
Hitachi, Ltd (a)                                                     2,000                              79,000
Kyocera Corp. (a)                                                    2,500                             147,525
Matsushita Electric Industrial Co., Ltd. (a)                         8,000                              83,600
                                                                                               ----------------
                                                                                               ----------------
                                                                                                       310,125
                                                                                               ----------------
Financial Services - Investment Banking & Brokerage - 1.0%
Nomura Holdings Inc. (a)                                             7,000                              81,550
                                                                                               ----------------
Household Audio & Video Equipment - 3.0%
Sony Corp. (a)                                                       6,000                             259,440
                                                                                               ----------------
Motor Vehicles & Passenger Car Bodies - 3.2%
Honda Motor Co., Ltd. (a)                                            9,000                             162,720
Toyota Motor Corp. (a)                                               2,250                             109,350
                                                                                               ----------------
                                                                                               ----------------
                                                                                                       272,070
                                                                                               ----------------
Photographic Equipment & Supplies - 3.4%
Canon, Inc. (a)                                                      7,775                             285,809
                                                                                               ----------------
Retail - Miscellaneous General Merchandise Stores - 1.3%
Ito-Yokado Co., Ltd. (a)                                             3,500                           $ 107,800
                                                                                               ----------------
Telecommunications - Wireless Communications Services - 1.1%
NTT DoCoMo Inc. (a)                                                  5,000                              94,500
                                                                                               ----------------

NETHERLANDS - 9.5%
Life Insurance - 2.7%
AEGON N.V. (a)                                                       8,000                             107,200
ING Groep N.V. (a)                                                   7,500                             124,275
                                                                                               ----------------
                                                                                               ----------------
                                                                                                       231,475
                                                                                               ----------------
Miscellaneous Publishing - 1.8%
Reed Elsevier N.V. (a)                                               6,000                             150,600
                                                                                               ----------------
Perfumes, Cosmetics & Other Toilet Preparations - 1.4%
L'Oreal S.A. (a)                                                     8,000                             119,155
                                                                                               ----------------

Fairport International Equity Fund
Schedule of Investments - October 31, 2002

Common Stocks - 100.4% - continued                               Shares                             Value

NETHERLANDS - continued - 9.5%
Periodicals: Publishing or Publishing & Printing - 1.0%
Wolters Kluwer N.V. (a)                                              5,000                              87,693
                                                                                               ----------------
Petroleum Refining - 2.6%
Royal Dutch Petroleom Co. (b)                                        5,200                             222,456
                                                                                               ----------------

SPAIN - 3.2%
Electric Services - 0.8%
Endesa S.A. (a)                                                      6,355                              65,202
                                                                                               ----------------
National Commercial Banks - 1.2%
Banco Bilbao Vizcaya Argentaria, S.A. (a)                           11,000                             105,600
                                                                                               ----------------
Telecommunications - 1.2%
Telefonica DE Espana S.A. (a)                                        3,641                             102,858
                                                                                               ----------------

SWEDEN - 1.3%
Automotive & Transport - Auto Manufacturers -1.3%
Volvo (a)                                                            7,000                             106,050
                                                                                               ----------------

SWITZERLAND - 5.2%
Food & Kindred Products -1.9%
Nestle S.A. (a)                                                      3,000                             160,802
                                                                                               ----------------
Pesticides & Agricultural Chemicals - 1.1%
Syngenta AG (a) *                                                    8,000                              94,480
                                                                                               ----------------
Pharmaceutical Preparations - 2.2%
Novartis AG (a)                                                      5,000                             189,700
                                                                                               ----------------

UNITED KINGDOM  - 28.2%
Aerospace/Defense  - 1.1%
BAE Systems Plc (a)                                                  8,000                              93,245
                                                                                               ----------------
Agriculture Chemicals  - 0.6%
Anglo American Plc  (a)                                              4,000                              50,440
                                                                                               ----------------
Beverages (Alcoholic) - 1.6%
Diageo Plc (a)                                                       3,000                             133,710
                                                                                               ----------------
Bottled & Canned Soft Drinks & Carbonated Waters - 1.7%
Cadbury Schweppes Plc (a)                                            5,500                             144,100
                                                                                               ----------------
Drugs - Drug Manufacturers - 1.9%
Shire Pharmaceuticals Group Plc (a)                                  7,000                             163,520
                                                                                               ----------------
Food & Kindred Products - 2.3%
Unilever Plc (a)                                                     5,000                             195,350
                                                                                               ----------------
Health Products & Services - 1.1%
Smith & Nephew Plc (a)                                               1,500                              91,200
                                                                                               ----------------
Material & Construction - Aggregates, Concrete & Cement - 1.1%
Hanson Plc (a)                                                       4,000                              91,600
                                                                                               ----------------
Metal Mining  - 1.7%
Rio Tinto Plc  (a)                                                   2,000                             145,620
                                                                                               ----------------

Fairport International Equity Fund
Schedule of Investments - October 31, 2002

Common Stocks - 100.4% - continued                               Shares                             Value

UNITED KINGDOM  - continued - 28.2%
National Commercial Banks - 6.0%
Abbey National Plc (a)                                               4,000                              81,800
Barclays Plc (a)                                                     8,000                             224,640
HSBC Holdings Plc (a)                                                2,000                             111,400
Royal Bank of Scotland Group Plc (a)                                 4,000                              92,500
                                                                                               ----------------
                                                                                               ----------------
                                                                                                       510,340
                                                                                               ----------------
Petroleum Refining - 2.7%
BP Plc (a)                                                           6,000                             230,700
                                                                                               ----------------
Pharmaceutical Preparations - 1.5%
GlaxoSmithKline Plc (a)                                              3,312                             124,829
                                                                                               ----------------
Radio Telephone Communications - 1.9%
Vodafone Group Plc (a)                                              10,000                             159,200
                                                                                               ----------------
Tobacco Products - 1.2%
British American Tobacco Industries Plc (a)                          5,000                             100,950
                                                                                               ----------------
Transportation - Airlines - 1.0%
British Airways Plc (a)                                              4,000                              82,600
                                                                                               ----------------
Utilities - Gas Utilities - 0.8%
Centrica Plc (a)                                                     2,500                              69,375
                                                                                               ----------------

TOTAL COMMON STOCKS (Cost $10,359,752)                                                               8,516,505
                                                                                               ----------------

TOTAL INVESTMENTS - 100.4% (Cost $10,359,752)                                                        8,516,505
                                                                                               ----------------

Liabilities in excess of other assets - (.4)%                                                          (30,311)
                                                                                               ----------------
                                                                                               ----------------
TOTAL NET ASSETS - 100.00%                                                                         $ 8,486,194
                                                                                               ================


* Non-income producing
(a) American Depository Receipt/American Depository Shares
(b) New York Registry


Fairport Growth Fund
Schedule of Investments - October 31, 2002



Common Stocks - 99.3%                                                       Shares                           Value

Abrasive Asbestos & Misc Nonmetallic Mineral Products - 1.3%
Cabot Microelectronics Corp.  (a)                                               3,200                       $   145,248
                                                                                                         ---------------

Advertising - 4.2%
Omnicom Group, Inc.                                                             8,500                           489,855
                                                                                                         ---------------

Beverages - 8.1%
Coca-Cola Co.                                                                   5,000                           232,400
Constellation Brands, Inc. (a)                                                  4,700                           119,051
PepsiCo, Inc.                                                                   7,000                           308,700
Pepsi Bottling Group, Inc.                                                     10,000                           269,500
                                                                                                         ---------------
                                                                                                         ---------------
                                                                                                                929,651
                                                                                                         ---------------

Computer Communication Equipment - 0.5%
Cisco Systems, Inc. (a)                                                         5,000                            55,900
                                                                                                         ---------------

Computer Storage Devices - 0.2%
EMC Corp. (a)                                                                   5,000                            25,550
                                                                                                         ---------------

Computers & Office Equipment - 2.0%
International Business Machines Corp.                                           3,000                           236,820
                                                                                                         ---------------

Electronic & Other Electrical Equipment (No Computer Equipment) - 4.8%
General Electric Co.                                                           22,000                           555,500
                                                                                                         ---------------

Electronic Computers - 2.5%
Dell Computer Corp. (a)                                                        10,000                           286,100
                                                                                                         ---------------

Electronic Connectors - 1.2%
Tyco International Ltd..                                                       10,000                           144,600
                                                                                                         ---------------

Federal & Federally - Sponsored Credit Agencies - 6.2%
Fannie Mae                                                                      6,000                           401,160
Freddie Mac                                                                     5,000                           307,900
                                                                                                         ---------------
                                                                                                         ---------------
                                                                                                                709,060
                                                                                                         ---------------

Finance Services - 1.0%
First Data Corp.                                                                3,200                           111,808
                                                                                                         ---------------

Health Products & Services - 1.3%
Alcon, Inc.(a)                                                                  3,800                           155,876
                                                                                                         ---------------

Industrial Inorganic Chemicals - 0.1%
OM Group, Inc.                                                                  2,000                            12,980
                                                                                                         ---------------

Leather & Leather Products - 1.3%
Coach, Inc. (a)                                                                 5,000                           148,750
                                                                                                         ---------------

Fairport Growth Fund
Schedule of Investments - October 31, 2002



Common Stocks - 99.3% - continued                                           Shares                           Value

Men's & Boys Furnishings, Work Clothing, and Allied Garments - 1.2%
Cintas Corp.                                                                    3,000                           141,810
                                                                                                         ---------------

National Commercial Banks - 5.2%
Citigroup, Inc.                                                                 7,933                           293,124
MBNA Corp.                                                                     15,000                           304,650
                                                                                                         ---------------
                                                                                                         ---------------
                                                                                                                597,774
                                                                                                         ---------------

Perfumes, Cosmetics & Other Toilet Preparations - 2.4%
Colgate-Palmolive Co.                                                           5,000                           274,900
                                                                                                         ---------------

Pharmaceutical Preparations - 10.5%
Forest Labs, Inc. (a)                                                           2,600                           254,774
Johnson & Johnson                                                               8,700                           511,125
Pfizer, Inc.                                                                   10,000                           317,700
Watson Pharmaceuticals, Inc.                                                    4,500                           123,705
                                                                                                         ---------------
                                                                                                         ---------------
                                                                                                              1,207,304
                                                                                                         ---------------

Radio & TV Broadcast & Communications Equipment - 1.1%
L 3 Communications Holdings, Inc. (a)                                           2,600                           122,200
                                                                                                         ---------------

Retail - Department Stores - 2.3%
Kohl's Corp. (a)                                                                4,500                           263,025
                                                                                                         ---------------

Retail - Eating Places - 1.4%
Darden Restaurants, Inc.                                                        8,300                           157,534
                                                                                                         ---------------

Retail - Home Furniture, Furnishings & Equipment Stores - 1.5%
Bed Bath & Beyond, Inc. (a)                                                     5,000                           177,300
                                                                                                         ---------------

Retail - Lumber & Other Building Materials Dealers - 6.9%
The Home Depot, Inc.                                                            9,400                           271,472
Lowe's Companies, Inc.                                                         12,500                           521,625
                                                                                                         ---------------
                                                                                                         ---------------
                                                                                                                793,097
                                                                                                         ---------------

Semiconductors & Related Devices - 5.4%
Analog Devices, Inc. (a)                                                        5,400                           144,720
Intel Corp.                                                                     6,000                           103,800
Intersil Holding Corp. (a)                                                      7,000                           118,930
International Rectifier Corp. (a)                                               5,000                            86,350
Microchip Technology, Inc. (a)                                                  5,000                           122,000
RF Micro Devices, Inc. (a)                                                      6,000                            50,934
                                                                                                         ---------------
                                                                                                         ---------------
                                                                                                                626,734
                                                                                                         ---------------

Services - Computer Integrated Systems Design - 2.7%
Cerner Corp. (a)                                                                5,000                           178,050
Computer Sciences Corp. (a)                                                     4,000                           129,160
                                                                                                         ---------------
                                                                                                         ---------------
                                                                                                                307,210
                                                                                                         ---------------

Fairport Growth Fund
Schedule of Investments - October 31, 2002



Common Stocks - 99.3% - continued                                           Shares                           Value

Services - Equipment Rental & Leasing - 0.4%
United Rentals, Inc. (a)                                                        7,000                            42,700
                                                                                                         ---------------

Services - Medical Laboratories - 2.5%
Laboratory Corp. of America Holdings (a)                                       12,000                           289,200
                                                                                                         ---------------

Services - Personal Services - 2.9%
H & R Block, Inc.                                                               7,400                           328,412
                                                                                                         ---------------

Services - Specialty Facilities - 1.1%
Caremark RX, Inc. (a)                                                           7,000                           123,900
                                                                                                         ---------------

Services - Specialty Outpatient Facilities - 3.3%
Express Scripts, Inc. (a)                                                       7,000                           380,450
                                                                                                         ---------------

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 2.5%
Procter & Gamble, Inc.                                                          3,300                           291,885
                                                                                                         ---------------

Specialty Retail - Miscellaneous Retail - 1.2%
PetsMart, Inc. (a)                                                              7,000                           133,770
                                                                                                         ---------------

Surgical & Medical Instruments & Apparatus - 4.5%
Baxter International, Inc.                                                      6,000                           150,120
Stryker Corp.                                                                   5,800                           365,980
                                                                                                         ---------------
                                                                                                         ---------------
                                                                                                                516,100
                                                                                                         ---------------

Transportation Services - 1.1%
Expedia, Inc. - Class A (a)                                                     1,800                           121,788
                                                                                                         ---------------

Wholesales - Drugs Proprietaries & Druggists' Sundries - 3.0%
Cardinal Health, Inc.                                                           5,000                           346,050
                                                                                                         ---------------

Women's, Misses', and Juniors Outwear - 1.5%
Jones Apparel Group, Inc. (a)                                                   5,000                           173,200
                                                                                                         ---------------

TOTAL COMMON STOCKS (Cost $13,865,169)                                                                       11,424,041
                                                                                                         ---------------

Options - 0.0%
Tyco International Ltd../January 2003 @ 30 (Cost $118,950)                     15,000                               750
                                                                                                         ---------------

TOTAL OPTIONS (Cost $118,950)                                                                                       750
                                                                                                         ---------------

TOTAL INVESTMENTS (Cost $13,984,119) - 99.3%                                                               $ 11,424,791
                                                                                                         ---------------

Other assets less liabilities - 0.7%                                                                             79,904
                                                                                                         ---------------

TOTAL NET ASSETS - 100.0%                                                                                  $ 11,504,695
                                                                                                         ===============

(a) Non-income producing.


Fairport Growth & Income Fund
Schedule of Investments - October 31, 2002



Common Stocks - 98.8%                                                              Shares                Value

Air Transportation, Scheduled - 1.1%
Southwest Airlines Co.                                                                 9,000            $   131,400
                                                                                                    ----------------

Auto Controls for Regulating Residential & Commercial Environment - 1.1%
Honeywell International, Inc.                                                          5,500                131,670
                                                                                                    ----------------

Beverages - 2.3%
PepsiCo, Inc.                                                                          6,000                264,600
                                                                                                    ----------------

Computers & Office Equipment - 1.7%
International Business Machines Corp.                                                  2,500                197,350
                                                                                                    ----------------

Construction, Mining & Materials Handling Machinery & Equip. - 1.6%
Dover Corp.                                                                            7,500                188,100
                                                                                                    ----------------

Converted Paper & Paperboard Products (No Containers/Boxes) - 1.7%
3M Co.                                                                                 1,500                190,410
                                                                                                    ----------------

Crude Petroleum & Natural Gas - 2.0%
Apache Corp.                                                                           4,250                229,755
                                                                                                    ----------------

Dolls & Stuffed Toys - 2.4%
Mattel, Inc.                                                                          15,000                275,400
                                                                                                    ----------------

Electric Services - 1.1%
Duke Energy, Inc.                                                                      6,000                122,940
                                                                                                    ----------------

Electronic Connectors - 0.9%
Tyco International Ltd..                                                               7,000                101,220
                                                                                                    ----------------

Electronic Instruments - 1.7%
Emerson Electric Co.                                                                   4,000                192,720
                                                                                                    ----------------

Federal & Federally - Sponsored Credit Agencies - 1.7%
Fannie Mae                                                                             3,000                200,580
                                                                                                    ----------------

Finance Services - 2.9%
American Express Co.                                                                   4,500                163,665
First Data Corp.                                                                       5,000                174,700
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                            338,365
                                                                                                    ----------------

Fire, Marine, Casualty Insurance - 1.6%
American International Group, Inc.                                                     3,000                187,650
                                                                                                    ----------------

Fairport Growth & Income Fund
Schedule of Investments - October 31, 2002



Common Stocks - 98.8% - continued                                                  Shares                Value

Heating Equip, Except Elec & Warm Air & Plumbing Fixtures - 2.8%
Fortune Brands, Inc.                                                                   6,500                325,390
                                                                                                    ----------------

Industrial Inorganic Chemicals - 0.3%
OM Group, Inc.                                                                         4,500                 29,205
                                                                                                    ----------------

Insurance Agents Brokers & Services - 2.0%
Marsh & McLennan Companies, Inc.                                                       5,000                233,550
                                                                                                    ----------------

Lumber, Wood Products (No furniture) - 1.4%
Weyerhaeuser Co.                                                                       3,500                158,550
                                                                                                    ----------------

Metalworking Machinery & Equipment - 2.0%
Black & Decker Corp                                                                    5,000                233,800
                                                                                                    ----------------

National Commercial Banks - 9.0%
Citigroup, Inc.                                                                        6,500                240,175
Mellon Financial Corp.                                                                10,000                282,900
U.S. Bancorp                                                                          12,000                253,080
Wells Fargo & Co.                                                                      5,000                252,350
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                          1,028,505
                                                                                                    ----------------

Natural Gas Transmission - 0.4%
El Paso Corp.                                                                          5,500                 42,625
                                                                                                    ----------------

Newspapers: Publishing Or Publishing & Printing - 2.0%
Gannett Co., Inc.                                                                      3,000                227,790
                                                                                                    ----------------

Operative Builders - 1.4%
Centex Corp.                                                                           3,500                159,180
                                                                                                    ----------------

Paper Mills - 1.8%
Kimberly-Clark Corp.                                                                   4,000                206,000
                                                                                                    ----------------

Perfumes, Cosmetics & Other Toilet Preparations - 3.0%
Avon Products, Inc.                                                                    7,000                339,430
                                                                                                    ----------------

Personal Credit Institutions - 2.8%
Capital One Financial Corp.                                                            6,000                182,820
Household International, Inc.                                                          6,000                142,560
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                            325,380
                                                                                                    ----------------

Fairport Growth & Income Fund
Schedule of Investments - October 31, 2002



Common Stocks - 98.8% - continued                                                  Shares                Value

Petroleum Refining - 2.4%
ChevronTexaco Corp.                                                                    2,500                169,075
Exxon Corp.                                                                            3,000                100,980
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                            270,055
                                                                                                    ----------------

Pharmaceutical Preparations - 2.3%
Johnson & Johnson                                                                      4,500                264,375
                                                                                                    ----------------

Plastic Mail, Synth Resin/Rubber, Cellulos (No Glass) - 1.8%
DuPont (EI) de NeMours & Co.                                                           5,000                206,250
                                                                                                    ----------------

Plastics, Foil & Coated Paper Bags - 1.3%
Pactiv Corp. (a)                                                                       7,500                148,800
                                                                                                    ----------------

Primary Production of Aluminum - 1.6%
Alcoa, Inc.                                                                            8,500                187,510
                                                                                                    ----------------

Radio Telephone Communications - 1.7%
Dominion Resources, Inc.                                                               4,000                192,000
                                                                                                    ----------------

Railroads, Line-Haul Operating - 2.3%
Union Pacific Corp.                                                                    4,500                265,725
                                                                                                    ----------------

Refuse Systems - 1.8%
Waste Management, Inc.                                                                 9,000                207,180
                                                                                                    ----------------

Retail - Lumber & Other Building Materials Dealers - 4.2%
The Home Depot, Inc. (a)                                                               5,000                144,400
Lowe's Companies, Inc.                                                                 8,000                333,840
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                            478,240
                                                                                                    ----------------

Retail - Variety Stores - 2.9%
Target Corp.                                                                          11,000                331,320
                                                                                                    ----------------

Retail - Women's Clothing Stores - 1.1%
Talbots, Inc.                                                                          4,500                124,740
                                                                                                    ----------------

Search, Detection, Navigation, Guidance, Aeronautical Sys. - 1.8%
Raytheon Co.                                                                           7,000                206,500
                                                                                                    ----------------

Semiconductors & Related Devices - 1.0%
International Rectifier Corp. (a)                                                      6,500                112,255
                                                                                                    ----------------

Services - Computer Processing & Data Preparation - 2.0%
DST Systems, Inc. (a)                                                                  7,500                230,625
                                                                                                    ----------------

Fairport Growth & Income Fund
Schedule of Investments - October 31, 2002



Common Stocks - 98.8% - continued                                                  Shares                Value

Services - Personal Services - 1.9%
H & R Block, Inc.                                                                      5,000                221,900
                                                                                                    ----------------

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 3.1%
Procter & Gamble, Inc.                                                                 4,000                353,800
                                                                                                    ----------------

State Commercial Banks - 2.3%
Bank of New York, Inc.                                                                10,000                260,000
                                                                                                    ----------------

Surgical & Medical Instruments & Apparatus - 3.1%
Baxter International, Inc.                                                             4,000                100,080
Teleflex, Inc.                                                                         6,000                252,360
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                            352,440
                                                                                                    ----------------

Telephone Communications (No Radiotelephone) - 1.3%
Verizon Communications, Inc.                                                           4,000                151,040
                                                                                                    ----------------

Trucking & Courier Services (No Air) - 2.1%
United Parcel Services, Inc.                                                           4,000                240,040
                                                                                                    ----------------

Wholesale-Paper And Paper Products - 1.5%
Boise Cascade Corp.                                                                    7,000                166,530
                                                                                                    ----------------

Women's, Misses', And Juniors Outerwear - 2.6%
Liz Claiborne, Inc.                                                                   10,000                297,200
                                                                                                    ----------------

TOTAL COMMON STOCKS (Cost $12,557,963)                                                                   11,330,090
                                                                                                    ----------------

Money Market Securities - 1.3%
First American Treasury Obligation Fund Class S, 1.25%, (Cost $148,660) (b)          148,660                148,660
                                                                                                    ----------------

TOTAL INVESTMENTS (Cost $12,706,623) - 100.1%                                                          $ 11,478,750
                                                                                                    ----------------

Liabilities in excess of cash and other assets - (0.1%)                                                     (10,336)
                                                                                                    ----------------

TOTAL NET ASSETS - 100.0%                                                                              $ 11,468,414
                                                                                                    ================

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at October
31, 2002.


FAIRPORT GOVERNMENT SECURITIES FUND
Schedule of Investments - October 31, 2002
                                                                Principal
                                                                 Amount                                  Value
FIXED INCOME SECURITIES - 98.2%

Corporate Bonds - 15.3%

Business Credit Institutions - 1.8%
Private Export Funding Corp., 5.75%, 01/15/08                    1,000,000                              $ 1,111,385
                                                                                                    ----------------

Computer & Office Equipment - 0.4%
Hewlett Packard Co., 7.15%, 06/15/05                               250,000                                  264,875
                                                                                                    ----------------

Finance Services - 2.6%
Donaldson, Lufkin & Jenrette, 6.875%, 11/01/05                   1,000,000                                1,087,908
Morgan Stanley Dean Witter & Co., 7.75%, 06/15/05                  500,000                                  553,956
                                                                                                    ----------------
                                                                                                          1,641,864
                                                                                                    ----------------
Household Furniture - 1.8%
Leggett & Platt, Inc., 7.65%, 02/15/05                           1,000,000                                1,093,657
                                                                                                    ----------------

Industrial Instruments for Measurement, Display & Control - 0.5%
Emerson Electric Co., 7.875%, 06/01/05                             250,000                                  281,187
                                                                                                    ----------------

Motor Vehicles & Passenger Car Bodies - 1.7%
DaimlerChrysler AG, 7.25%, 01/18/06                              1,000,000                                1,083,267
                                                                                                    ----------------

Personal Credit Institutions - 3.4%
General Electric Capital Corp., 7.50%, 05/15/05                  1,000,000                                1,113,856
General Motors Acceptance Corp., 6.75%, 01/15/06                 1,000,000                                  991,323
                                                                                                    ----------------
                                                                                                          2,105,179
                                                                                                    ----------------
Radio Telephone Communications - 1.7%
Deutsche Telekom AG, 8.25%, 06/15/05                             1,000,000                                1,078,470
                                                                                                    ----------------

Security Brokers, Dealers & Flotation Companies - 0.9%
Goldman Sachs Group, Inc., 7.625%, 08/17/05                        500,000                                  558,719
                                                                                                    ----------------

Short-Term Business Credit Institutions - 0.5%
Caterpillar Financial Services Corp., 5.950%, 05/01/06             250,000                                  271,539
                                                                                                    ----------------

TOTAL CORPORATE BONDS                                                                                   $ 9,490,142
                                                                                                    ----------------

U.S. Government Agency Obligations - 14.0%

Federal Home Loan Mortgage Corp - 3.5%
5.125%, 10/15/08                                                 1,000,000                                1,081,789
5.50%, 09/15/11                                                  1,000,000                                1,081,673
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                          2,163,462
                                                                                                    ----------------

Federal National Mortgage Association - 1.7%
5.25%, 01/15/09                                                  1,000,000                                1,084,920
                                                                                                    ----------------

FAIRPORT GOVERNMENT SECURITIES FUND
Schedule of Investments - October 31, 2002 - continued
                                                                Principal
                                                                 Amount                                  Value
U.S. Government Agency Obligations (continued)

GNMA - 8.8%
Pool #781274, 6.50%, 04/15/31                                    1,589,923                                1,658,305
Pool #551436, 6.50%, 06/15/31                                    1,838,757                                1,917,234
Pool #003228, 6.50%, 04/20/32                                    1,843,320                                1,915,080
                                                                                                    ----------------
                                                                                                    ----------------
                                                                                                          5,490,619
                                                                                                    ----------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                                                  8,739,001
                                                                                                    ----------------

U.S. Government Obligations - 68.9%

U.S. Treasury Bonds - 10.2%
5.375%, 02/15/31                                                 6,000,000                                6,334,926
                                                                                                    ----------------

U.S. Treasury Notes - 58.7%
4.375%, 08/15/12                                                 1,500,000                                1,557,657
5.00%, 08/15/11                                                  4,000,000                                4,358,368
5.00%, 02/15/11                                                  2,000,000                                2,181,740
6.50%, 05/15/05                                                  3,000,000                                3,339,969
6.50%, 08/15/05                                                  4,000,000                                4,484,804
6.50%, 10/15/06                                                  3,500,000                                4,025,140
6.625%, 05/15/07                                                 4,500,000                                5,260,928
6.75%, 05/15/05                                                  7,000,000                                7,833,440
6.875%, 05/15/06                                                 3,000,000                                3,458,403
                                                                                                    ----------------
                                                                                                         36,500,449
                                                                                                    ----------------

TOTAL U.S. GOVERNMENT OBLIGATIONS                                                                        42,835,375
                                                                                                    ----------------

TOTAL FIXED INCOME SECURITIES (Cost $55,843,841)                                                         61,064,518
                                                                                                    ----------------

TOTAL INVESTMENTS - 98.2%  (Cost $55,843,841)                                                            61,064,518
                                                                                                    ----------------
Other assets less liabilities - 1.8%                                                                      1,142,548
                                                                                                    ----------------
                                                                                                    ----------------
TOTAL NET ASSETS - 100.00%                                                                             $ 62,207,066
                                                                                                    ================

FAIRPORT FUNDS
STATEMENT OF ASSETS AND LIABILITIES - October 31, 2002

                                           FAIRPORT         FAIRPORT            FAIRPORT            FAIRPORT              FAIRPORT
                                           EMERGING        INTERNATIONAL         GROWTH            GROWTH AND            GOVERNMENT
                                           GROWTH FUND      EQUITY FUND          FUND            INCOME FUND         SECURITIES FUND
Assets:
Investments in securities at value
  (cost $7,063,870, 10,359,752,
        13,984,119, 12,706,623,
        55,843,841, respectively)         $ 7,182,233      $ 8,516,505        $ 11,424,791        $ 11,478,750          $ 61,064,518
Cash                                                4                0                   0                   5                     0
Receivable for capital stock sold              21,038           20,681               1,849               4,366               324,323
Receivable for securities sold                205,460           91,318             278,705                   0                     0
Dividends and interest receivable                 575            5,052               6,630              12,477             1,018,231
Prepaid Expenses                                  417              514                 803                 566                 2,607
                                        -----------------   -----------------   -----------------   -----------------     ----------
     Total assets                           7,409,727        8,634,070          11,712,778          11,496,164            62,409,679
                                        -----------------   -----------------   -----------------   -----------------     ----------
Liabilities:
Payable to Custodian                                0           35,845             181,909                   0                67,900
Payable for capital stock redeemed                  0           15,000                   0                 588                 3,386
Payable for securities purchased                    0           70,000                   0                   0                     0
Accrued expenses                               15,633           21,565              25,746              21,981                60,506
Payable to adviser                              4,660            5,466                 428               5,181                13,219
Distributions payable                               0                0                   0                   0                57,602
                                        -----------------   -----------------   -----------------   -----------------     ----------
     Total liabilities                         20,293          147,876             208,083              27,750               202,613
                                        -----------------   -----------------   -----------------   -----------------     ----------

Net Assets:
Applicable to 731,614, 1,141,559,
  1,798,344, 1,297,911 and
  5,916,346 shares outstanding,
  respectively                           $ 7,389,434         8,486,194        $ 11,504,695        $ 11,468,414          $ 62,207,066
                                        =================   =================   =================   =================     ==========

Net Assets Consist of:
Capital paid-in                           23,165,999        15,064,087          22,120,393          14,779,286            56,824,330
Accumulated net investment
  income/(loss)                                    0                 0                   0              21,040                     0
Accumulated net realized gain
  (loss) on investments                 (15,894,928)       (4,734,646)         (8,056,370)         (2,104,039)               162,059
Net unrealized appreciation
  (depreciation) on
   investments                               118,363       (1,843,247)         (2,559,328)         (1,227,873)             5,220,677
                                        -----------------   -----------------   -----------------   -----------------     ----------
                                         $ 7,389,434       $ 8,486,194        $ 11,504,695        $ 11,468,414          $ 62,207,066
                                        =================   =================   =================   =================     ==========

Net asset value, offering
    price per share                        $ 10.10              $ 7.43              $ 6.40              $ 8.84               $ 10.51
                                        =================   =================   =================   =================     ==========

Redemption price per share (a)             $ 10.00              $ 7.36              $ 6.33              $ 8.75               $ 10.41
                                        =================   =================   =================   =================     ==========



(a) The redemption price per share reflects a redemption fee of 1.00% on shares redeemed within 30 days of purchase effective April 15, 2002.


FAIRPORT FUNDS
STATEMENT OF OPERATIONS

                       For the Year Ended October 31, 2002
                                    FAIRPORT                FAIRPORT             FAIRPORT           FAIRPORT              FAIRPORT
                                     EMERGING               INTERNATIONAL          GROWTH           GROWTH AND            GOVERNMENT
                                   GROWTH FUND             EQUITY FUND              FUND         INCOME FUND         SECURITIES FUND

Investment Income:
Dividends                             $ 15,794             $ 196,126  (a)       $ 113,915            $ 215,068       $             0
Interest                                 5,830                 4,009                3,270                2,828             3,728,380
                                   -----------------     -----------------    -----------------    -----------------     -----------
                                   -----------------     -----------------    -----------------    -----------------     -----------
     Total investment income            21,624               200,135              117,185              217,896             3,728,380
                                   -----------------     -----------------    -----------------    -----------------     -----------
                                   -----------------     -----------------    -----------------    -----------------     -----------

Expenses:
Investment advisory fees
  (Note 3)                              68,541                85,172              127,262               98,615               159,967
Distribution expense (Note 3)           20,097                24,919               37,330               28,927               140,771
Administration expense                  15,043                14,930               14,453               14,990                45,196
Transfer agent fees                     15,830                17,520               26,427               19,250                40,551
Legal fees                               1,143                 7,341               12,843                5,383                36,147
Pricing fees                            24,272                23,287               22,361               22,057                31,023
Registration expenses                   16,608                17,183               20,573               23,292                25,878
Custodian fees                           6,936                12,247               13,346               12,624                33,779
Printing fees                              534                     0                2,767                1,355                 9,981
Auditing fees                              396                 3,487                3,139                2,243                20,283
Insurance fees                           1,633                 1,778                3,485                1,700                 7,080
Trustee fees                             2,975                 3,873                5,364                3,716                17,862
Miscellaneous expenses                     687                 1,508                  942                    0                 4,079
                             -------------------     -----------------    -----------------    -----------------     ---------------
                             -------------------     -----------------    -----------------    -----------------     ---------------
     Total expenses                    174,695               213,245              290,292              234,152               572,597
Expenses reimbursed (Note 3)                 0                     0              (55,666)             (37,296)                    0
                             -------------------     -----------------    -----------------    -----------------     ---------------
                             -------------------     -----------------    -----------------    -----------------     ---------------
     Net expenses                      174,695               213,245              234,626              196,856               572,597
                             -------------------     -----------------    -----------------    -----------------     ---------------
                             -------------------     -----------------    -----------------    -----------------     ---------------

Net Investment Income/(Loss)         (153,071)              (13,110)            (117,441)              21,040             3,155,783
                             -------------------     -----------------    -----------------    -----------------     ---------------
                             -------------------     -----------------    -----------------    -----------------     ---------------

Realized and Unrealized
  Gain/(Loss) on Investments:
Net realized gain/(loss) on:
  investments                      (4,110,688)           (2,591,183)          (4,746,558)            (173,803)              842,480
Net change in unrealized
  appreciation/(depreciation) on
  investments                       3,767,079             1,213,210              739,213           (1,433,397)             (687,880)
                             -------------------     -----------------    -----------------    -----------------     ---------------
                             -------------------     -----------------    -----------------    -----------------     ---------------
Net realized and unrealized
  gain/(loss) on investments         (343,609)           (1,377,973)          (4,007,345)          (1,607,200)              154,600
                             -------------------     -----------------    -----------------    -----------------     ---------------
                             -------------------     -----------------    -----------------    -----------------     ---------------

Increase/(Decrease) in Net
  Assets from Operations           $ (496,680)         $ (1,391,083)        $ (4,124,786)        $ (1,586,160)          $ 3,310,383
                             ===================     =================    =================    =================     ===============
                             ===================     =================    =================    =================     ===============


(a) Dividends are net of $99 of foreign taxes withheld.

FAIRPORT FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                                FAIRPORT                    FAIRPORT                         FAIRPORT
                                             EMERGING GROWTH               INTERNATIONAL                      GROWTH
                                                  FUND                     EQUITY FUND                          FUND
                                      ----------------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------------

                                            Year           Year          Year           Year                Year              Year
                                           Ended          Ended          Ended         Ended               Ended             Ended
                                          10/31/02      10/31/01         10/31/02     10/31/01           10/31/02           10/31/01
                                      ----------------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------------

Operations:
Net investment income/(loss)           $ (153,071)    $ (176,724)      $ (13,110)      $ 30,673         $ (117,441)      $ (195,835)
Net realized gain/(loss) on
  investments                          (4,110,688)   (11,724,931)     (2,591,183)    (2,141,342)        (4,746,558)      (2,589,732)
Net change in unrealized
  appreciation (depreciation) on
  investments                           3,767,079     (4,935,748)       1,213,210    (2,224,007)            739,213     (10,165,690)
  foreign currency translation                  0               0               0            332                  0                0
                                      ------------  -------------      -----------   -----------     --------------    -------------
                                      ------------  -------------      -----------   -----------     --------------    -------------
Increase/(Decrease) in net assets       (496,680)    (16,837,403)     (1,391,083)    (4,334,344)        (4,124,786)     (12,951,257)
                                      ------------  -------------     -----------    -----------     --------------    -------------
                                      ------------  -------------     -----------    -----------     --------------    -------------

Dividends and Distributions
  to Shareholders:
From net investment income                      0               0        (64,463)              0                 0                 0
From net realized gains                         0               0               0       (103,318)                0       (2,541,093)
                                     -------------  -------------   -------------   -------------    --------------  ---------------
                                     -------------  -------------   -------------   -------------    --------------  ---------------
Total distributions                             0               0        (64,463)       (103,318)                0       (2,541,093)
                                     -------------  -------------   -------------   -------------    --------------  ---------------
                                     -------------  -------------   -------------   -------------    --------------  ---------------

Capital Share Transactions:
Proceeds from shares sold               3,135,143      42,181,406     15,731,804       18,273,514        2,305,558        12,732,778
Reinvestment of dividends                       0               0         62,245          102,598                0         2,492,993
Amount paid for repurchase
  of shares                           (4,806,878)    (40,057,318)    (18,721,437)     (21,932,166)     (7,109,153)      (12,725,843)
                                     -------------  -------------   -------------   --------------   --------------  ---------------
                                     -------------  -------------   -------------   --------------   --------------  ---------------
Net increase (decrease) from
  capital transactions                (1,671,735)       2,124,088     (2,927,388)      (3,556,054)     (4,803,595)         2,499,928
                                     -------------  -------------   -------------   --------------   --------------  ---------------
                                     -------------  -------------   -------------   --------------   --------------  ---------------

Total increase (decrease) in
  net assets                          (2,168,415)    (14,713,315)     (4,382,934)      (7,993,716)     (8,928,381)      (12,992,422)

Net Assets:
Beginning of year                       9,557,849      24,271,164      12,869,128       20,862,844      20,433,076        33,425,498
                                     -------------  -------------   -------------   --------------   --------------  ---------------
                                     -------------  -------------   -------------   --------------   --------------  ---------------
End of year                           $ 7,389,434     $ 9,557,849     $ 8,486,194     $ 12,869,128    $ 11,504,695      $ 20,433,076
                                     =============  =============   =============   ==============  ===============  ===============
                                     =============  =============   =============   ==============  ===============  ===============

Accumulated undistributed net
  investment income
  (loss) included in net assets
  at end of period                              0               0               0    $           0               0      $          0
                                    -------------- --------------   -------------   --------------  ---------------  ---------------
                                    -------------- --------------   -------------   --------------  ---------------  ---------------

Capital Share Transactions:
Shares sold                               278,328       3,007,467       1,810,627        1,723,958         292,316         1,171,842
Shares issued on reinvestment
  of dividends                                  0               0           6,822            9,104               0           194,613
Shares repurchased                      (430,536)     (2,896,984)     (2,157,206)      (2,070,314)       (918,391)       (1,179,042)
                                     -------------  -------------   -------------   --------------  --------------   ---------------
                                     -------------  -------------   -------------   --------------  --------------   ---------------

Net increase (decrease) from
  capital transactions                  (152,208)        110,483        (339,757)        (337,252)       (626,075)           187,413
                                     =============  ============    =============   ==============  ==============   ===============
                                     =============  ============    =============   ==============  ==============   ===============


FAIRPORT FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                          FAIRPORT                              FAIRPORT
                                               GROWTH AND INCOME               GOVERNMENT
                                            FUND                                       SECURITIES FUND
                                      ---------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------

                                            Year               Year               Year                Year
                                           Ended              Ended               Ended              Ended
                                          10/31/02           10/31/01           10/31/02            10/31/01
                                      ---------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------

Operations:
Net investment income (loss)                  $ 21,040           $ 45,858        $ 3,155,783         $ 3,402,401
Net realized gain/(loss) on
  investments                                 (173,803)            30,534            842,480             553,304
Net change in unrealized
  appreciation (depreciation) on
  investments                               (1,433,397)        (2,329,359)          (687,880)          4,628,029
                                      -----------------  -----------------   ----------------   -----------------
                                      -----------------  -----------------   ----------------   -----------------
Increase/Decrease in net assets             (1,586,160)        (2,252,967)         3,310,383           8,583,734
                                      -----------------  -----------------   ----------------   -----------------
                                      -----------------  -----------------   ----------------   -----------------

Dividends and Distributions
  to Shareholders:
From net investment income                           0           (254,946)        (3,155,783)         (3,406,725)
From net realized gains                              0                  0           (692,802)                  0
                                      -----------------  -----------------   ----------------   -----------------
                                      -----------------  -----------------   ----------------   -----------------
Total distributions                                  0           (254,946)        (3,848,585)         (3,406,725)
                                      -----------------  -----------------   ----------------   -----------------
                                      -----------------  -----------------   ----------------   -----------------

Capital Share Transactions:
Proceeds from shares sold                    3,036,383          5,170,582          9,893,340          22,922,836
Reinvestment of dividends                            0            242,303          2,891,806           2,525,665
Amount paid for repurchase
  of shares                                 (2,692,038)        (4,107,809)       (18,696,802)        (16,075,609)
                                      -----------------  -----------------   ----------------   -----------------
                                      -----------------  -----------------   ----------------   -----------------
Net increase (decrease) from
  capital transactions                         344,345          1,305,076         (5,911,656)          9,372,892
                                      -----------------  -----------------   ----------------   -----------------
                                      -----------------  -----------------   ----------------   -----------------

Total increase (decrease) in
  net assets                                (1,241,815)        (1,202,837)        (6,449,858)         14,549,901

Net Assets:
Beginning of year                           12,710,229         13,913,066         68,656,924          54,107,023
                                      -----------------  -----------------   ----------------   -----------------
                                      -----------------  -----------------   ----------------   -----------------
End of year                               $ 11,468,414       $ 12,710,229       $ 62,207,066        $ 68,656,924
                                      =================  =================   ================   =================
                                      =================  =================   ================   =================

Accumulated undistributed net
  investment income
  (loss) included in net assets
  at end of period                              21,040     $            0      $           0     $             0
                                      -----------------  -----------------   ----------------   -----------------
                                      -----------------  -----------------   ----------------   -----------------

Capital Share Transactions:
Shares sold                                    300,368            440,165            971,540           2,284,660
Shares issued on reinvestment
  of dividends                                       0             19,685            283,491             249,777
Shares repurchased                            (254,200)          (353,173)        (1,828,759)         (1,595,888)
                                      -----------------  -----------------   ----------------   -----------------
                                      -----------------  -----------------   ----------------   -----------------

Net increase (decrease) from
  capital transactions                          46,168            106,677           (573,728)            938,549
                                      =================  =================   ================   =================
                                      =================  =================   ================   =================


FAIRPORT FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                           FAIRPORT EMERGING
                                                              GROWTH FUND
                                                     --------------------------------------------------------------
                                                     --------------------------------------------------------------

                                                         Year             Year             Year          Period
                                                         Ended            Ended           Ended           Ended
                                                       10/31/02         10/31/01         10/31/00       10/31/99 (a)
                                                     --------------   ------------------------------------------------
                                                     --------------   ---------------------------------------------

Net Asset Value, beginning of
  period                                                   $ 10.81          $ 31.38         $ 19.35        $ 10.00
                                                     --------------   --------------   -------------   ------------
                                                     --------------   --------------   -------------   ------------

Income from Investment
  Operations:
Net investment income (loss)                                 (0.19)           (0.21)          (0.35)         (0.02)
Net realized and unrealized gain
  (loss) on investments                                      (0.52)          (20.36)          13.19           9.37
                                                     --------------   --------------   -------------   ------------
                                                     --------------   --------------   -------------   ------------
Total from investment operations                             (0.71)          (20.57)          12.84           9.35
                                                     --------------   --------------   -------------   ------------
                                                     --------------   --------------   -------------   ------------

Less Distributions:
From net investment income                                    0.00             0.00            0.00           0.00
From realized capital gains                                   0.00             0.00           (0.81)          0.00
                                                     --------------   --------------   -------------   ------------
                                                     --------------   --------------   -------------   ------------
Total distributions                                           0.00             0.00           (0.81)          0.00
                                                     --------------   --------------   -------------   ------------
                                                     --------------   --------------   -------------   ------------

Net Asset Value, end of period                             $ 10.10          $ 10.81         $ 31.38        $ 19.35
                                                     ==============   ==============   =============   ============
                                                     ==============   ==============   =============   ============

Total Return                                                 (6.57)%         (65.55)%        67.22%         93.30% (b)

Ratios/Supplemental Data:
Net Assets, end of period (000)                            $ 7,389          $ 9,558        $ 24,271        $ 3,284
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                                    1.91%            1.82%           1.76%         11.54% (c)
    after reimbursement of
      expenses by Adviser                                   N/A              N/A              1.75%          1.95% (c)
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                                    (1.68)%          (1.36)%         (1.04)%       (10.46)(c)
    after reimbursement of
      expenses by Adviser                                   N/A              N/A              (1.03)%        (0.87)(c)
Portfolio turnover                                          59.89%          212.80%         302.63%         79.91% (b)

(a) For the period 7/1/99 (inception) to 10/31/99.
(b) For periods of less than one full year, the total return and portfolio turnover are not annualized. (c) Annualized

FAIRPORT FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                    FAIRPORT
                                                             INTERNATIONAL
                                   EQUITY FUND
                                                     --------------------------------------------------------------
                                                     --------------------------------------------------------------

                                                         Year             Year             Year          Period
                                                         Ended            Ended           Ended           Ended
                                                       10/31/02         10/31/01         10/31/00       10/31/99 (a)
                                                     --------------   ------------------------------------------------
                                                     --------------   ---------------------------------------------

Net Asset Value, beginning of
  period                                                    $ 8.69          $ 11.47         $ 10.23        $ 10.00
                                                     --------------   --------------   -------------   ------------
                                                     --------------   --------------   -------------   ------------

Income from Investment
  Operations:
Net investment income (loss)                                  0.03            (0.02)           0.00          (0.01)
Net realized and unrealized gain
  (loss) on investments                                      (1.26)           (2.70)           1.31           0.24
                                                     --------------   --------------   -------------   ------------
                                                     --------------   --------------   -------------   ------------
Total from investment operations                             (1.23)           (2.72)           1.31           0.23
                                                     --------------   --------------   -------------   ------------
                                                     --------------   --------------   -------------   ------------

Less Distributions:
From net investment income                                   (0.03)            0.00           (0.03)          0.00
From realized capital gains                                   0.00            (0.06)          (0.04)          0.00
                                                     --------------   --------------   -------------   ------------
                                                     --------------   --------------   -------------   ------------
Total distributions                                          (0.03)           (0.06)          (0.07)          0.00
                                                     --------------   --------------   -------------   ------------
                                                     --------------   --------------   -------------   ------------

Net Asset Value, end of period                              $ 7.43           $ 8.69         $ 11.47        $ 10.23
                                                     ==============   ==============   =============   ============
                                                     ==============   ==============   =============   ============

Total Return                                                (14.32)%         (23.81)%        12.74%          2.30% (b)

Ratios/Supplemental Data:
Net Assets, end of period (000)                            $ 8,486         $ 12,869        $ 20,863        $ 2,673
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                                    1.88%            1.66%           1.79%         15.24% (c)
    after reimbursement of
      expenses by Adviser                                   N/A              N/A              1.78%          1.95% (c)
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                                    (0.30)%          0.21%           (0.01)%       (13.86)(c)
    after reimbursement of
      expenses by Adviser                                   N/A              N/A              0.01%          (0.57)(c)
Portfolio turnover                                          73.16%           43.13%          58.37%         51.26% (b)

(a) For the period 7/1/99 (inception) to 10/31/99.
(b) For periods of less than one full year, the total return and portfolio turnover are not annualized. (c) Annualized


FAIRPORT FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                            FAIRPORT GROWTH
                                         FUND
                                     ---------------------------------------------------------------------------------
                                     ---------------------------------------------------------------------------------

                                         Year            Year             Year             Year           Year
                                         Ended           Ended            Ended           Ended           Ended
                                       10/31/02        10/31/01         10/31/00         10/31/99       10/31/98
                                     --------------  -----------------------------------------------------------------
                                     --------------  -----------------------------------------------------------------

Net Asset Value, beginning of
  period                                    $ 8.43         $ 14.94          $ 12.75         $ 16.45        $ 18.88
                                     --------------  --------------   --------------   -------------   ------------
                                     --------------  --------------   --------------   -------------   ------------

Income from Investment
  Operations:
Net investment income (loss)                 (0.05)          (0.08)           (0.11)          (0.06)         (0.03)
Net realized and unrealized gain
  (loss) on investments                      (1.98)          (5.30)            2.78           (1.03)         (1.30)
                                     --------------  --------------   --------------   -------------   ------------
                                     --------------  --------------   --------------   -------------   ------------
Total from investment operations             (2.03)          (5.38)            2.67           (1.09)         (1.33)
                                     --------------  --------------   --------------   -------------   ------------
                                     --------------  --------------   --------------   -------------   ------------

Less Distributions:
From net investment income                    0.00            0.00             0.00            0.00           0.00
From realized capital gains                   0.00           (1.13)           (0.48)          (2.61)         (1.10)
                                     --------------  --------------   --------------   -------------   ------------
                                     --------------  --------------   --------------   -------------   ------------
Total distributions                           0.00           (1.13)           (0.48)          (2.61)         (1.10)
                                     --------------  --------------   --------------   -------------   ------------
                                     --------------  --------------   --------------   -------------   ------------

Net Asset Value, end of period              $ 6.40          $ 8.43          $ 14.94         $ 12.75        $ 16.45
                                     ==============  ==============   ==============   =============   ============
                                     ==============  ==============   ==============   =============   ============

Total Return                                (24.08)%        (38.58)%         21.56%           (9.18)%        (7.73)%

Ratios/Supplemental Data:
Net Assets, end of period (000)           $ 11,505        $ 20,433         $ 33,425        $ 36,412       $ 65,387
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                    1.71%           1.45%            1.76%           1.57%          1.43%
    after reimbursement of
      expenses by Adviser                    1.38%           1.38%            1.38%           1.38%          1.38%
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                    (1.02)%         (0.83)%          (1.12)%         (0.44)%        (0.18)%
    after reimbursement of
      expenses by Adviser                    (0.69)%         (0.76)%          (0.74)%         (0.26)%        (0.13)%
Portfolio turnover                          42.74%          95.30%           98.87%         121.21%         52.23%






FAIRPORT FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                           FAIRPORT GROWTH AND INCOME
                                         FUND
                                     ---------------------------------------------------------------------------------
                                     ---------------------------------------------------------------------------------

                                         Year            Year             Year             Year           Year
                                         Ended           Ended            Ended           Ended           Ended
                                       10/31/02        10/31/01         10/31/00         10/31/99       10/31/98
                                     --------------  -----------------------------------------------------------------
                                     --------------  -----------------------------------------------------------------

Net Asset Value, beginning of
  period                                   $ 10.15         $ 12.15          $ 14.88         $ 15.89        $ 17.87
                                     --------------  --------------   --------------   -------------   ------------
                                     --------------  --------------   --------------   -------------   ------------

Income from Investment
  Operations:
Net investment income (loss)                  0.02            0.04             0.05            0.01           0.01
Net realized and unrealized gain
  (loss) on investments                      (1.33)          (1.83)            0.10           (0.08)         (0.15)
                                     --------------  --------------   --------------   -------------   ------------
                                     --------------  --------------   --------------   -------------   ------------
Total from investment operations             (1.31)          (1.79)            0.15           (0.07)         (0.14)
                                     --------------  --------------   --------------   -------------   ------------
                                     --------------  --------------   --------------   -------------   ------------

Less Distributions:
From net investment income                    0.00           (0.21)           (0.03)          (0.01)          0.00
From realized capital gains                   0.00            0.00            (2.85)          (0.93)         (1.84)
                                     --------------  --------------   --------------   -------------   ------------
                                     --------------  --------------   --------------   -------------   ------------
Total distributions                           0.00           (0.21)           (2.88)          (0.94)         (1.84)
                                     --------------  --------------   --------------   -------------   ------------
                                     --------------  --------------   --------------   -------------   ------------

Net Asset Value, end of period              $ 8.84         $ 10.15          $ 12.15         $ 14.88        $ 15.89
                                     ==============  ==============   ==============   =============   ============
                                     ==============  ==============   ==============   =============   ============

Total Return                                (12.91)%        (15.02)%          2.28%           (1.07)%        (1.20)%

Ratios/Supplemental Data:
Net Assets, end of period (000)           $ 11,468        $ 12,710         $ 13,913        $ 29,870       $ 33,047
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                    1.78%           1.64%            1.98%           1.61%          1.53%
    after reimbursement of
      expenses by Adviser                    1.50%           1.50%            1.50%           1.48%          1.49%
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                    (0.12)%         0.19%            (0.06)%         (0.29)%        (0.02)%
    after reimbursement of
      expenses by Adviser                    0.16%           0.33%            0.43%           0.04%          0.02%
Portfolio turnover                          39.12%          54.77%           95.46%         126.99%         40.43%



FAIRPORT FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                         FAIRPORT GOVERNMENT SECURITIES
                                         FUND
                                     ---------------------------------------------------------------------------------
                                     ---------------------------------------------------------------------------------

                                         Year            Year             Year             Year           Year
                                         Ended           Ended            Ended           Ended           Ended
                                       10/31/02        10/31/01         10/31/00         10/31/99       10/31/98
                                     --------------  --------------   ------------------------------------------------
                                     --------------  --------------   ------------------------------------------------

Net Asset Value, beginning of
  period                                   $ 10.58          $ 9.75           $ 9.74         $ 10.43         $ 9.90
                                     --------------  --------------   --------------   -------------   ------------
                                     --------------  --------------   --------------   -------------   ------------

Income from Investment
  Operations:
Net investment income (loss)                  0.50            0.53             0.54            0.47           0.49
Net realized and unrealized gain
  (loss) on investments                       0.04            0.84             0.01           (0.69)          0.53
                                     --------------  --------------   --------------   -------------   ------------
                                     --------------  --------------   --------------   -------------   ------------
Total from investment operations              0.54            1.37             0.55           (0.22)          1.02
                                     --------------  --------------   --------------   -------------   ------------
                                     --------------  --------------   --------------   -------------   ------------

Less Distributions:
From net investment income                   (0.50)          (0.54)           (0.54)          (0.47)         (0.49)
From realized capital gains                  (0.11)           0.00             0.00            0.00           0.00
                                     --------------  --------------   --------------   -------------   ------------
                                     --------------  --------------   --------------   -------------   ------------
Total distributions                          (0.61)          (0.54)           (0.54)          (0.47)         (0.49)
                                     --------------  --------------   --------------   -------------   ------------
                                     --------------  --------------   --------------   -------------   ------------

Net Asset Value, end of period             $ 10.51         $ 10.58           $ 9.75          $ 9.74        $ 10.43
                                     ==============  ==============   ==============   =============   ============
                                     ==============  ==============   ==============   =============   ============

Total Return                                 5.46%          14.44%            5.92%           (2.09)%       10.61%

Ratios/Supplemental Data:
Net Assets, end of period (000)           $ 62,207        $ 68,657         $ 54,107        $ 12,738        $ 5,057
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                    0.90%           0.89%            1.00%           2.34%          2.19%
    after reimbursement of
      expenses by Adviser                   N/A             N/A               0.90%           0.90%          0.90%
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                    4.93%           5.31%            5.53%           3.38%          3.60%
    after reimbursement of
      expenses by Adviser                   N/A             N/A               5.62%           4.81%          4.89%
Portfolio turnover                          95.65%         281.77%          228.10%         837.17%         89.89%


                                 FAIRPORT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 2002

NOTE 1.  ORGANIZATION

     Fairport Funds (the "Trust"), formerly known as Roulston Funds, is an open-end management investment company and is organized under Ohio law as a business trust under a Declaration of Trust dated September 16, 1994, as amended to date. The Trust currently consists of five funds (the "Funds"): Fairport Emerging Growth Fund (the "Emerging Growth Fund"), Fairport International Equity Fund (the "International Equity Fund"), Fairport Growth Fund (the "Growth Fund"), Fairport Growth and Income Fund (the "Growth and Income Fund"), and Fairport Government Securities Fund (the "Government Fund") (individually, a "Fund"; collectively, the "Funds"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"). The Emerging Growth Fund's investment objective is capital appreciation. The International Equity Fund's investment objective is long-term capital appreciation. The Growth fund's investment objective is long-term capital appreciation. The Growth and Income Fund's investment objective is long-term capital appreciation and current income. The Government Fund's investment objective is current income consistent with preservation of capital.


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Trust.

     Security Valuation: The portfolio securities of each Fund will be valued at market value. Each Fund uses one or more pricing services to provide market quotations for equity, fixed income and variable income securities. If market quotations are not readily available, securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which report actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange or other market system on which the security is principally traded.

     For fixed and variable income securities, the pricing service may use a matrix system of valuation which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security. Roulston & Company, Inc, a subsidiary of Fairport Asset Management, LLC, as the Funds' investment adviser ("Roulston"), may deviate from the valuation provided by the pricing service whenever, in its judgment, such valuation is not indicative of the fair value of the security, and will price such security in accordance with the procedures adopted by the Board of Trustees. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

     Repurchase Agreements: All Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by Roulston subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed-upon date and price. Securities purchased subject to repurchase agreements are deposited with the applicable Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than the repurchase price plus accrued interest at all times. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

     Federal Income Taxes: The Funds intend to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and to distribute substantially all of their net taxable income annually. Accordingly, no provisions for Federal income taxes have been made in the accompanying financial statements.

     Investment Income and Securities Transactions: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the trade date. Security gains and losses are determined on the identified cost basis. Discounts and premiums on securities purchased are amortized or accreted over the life of the respective securities.

                                 FAIRPORT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          October 31, 2002 - continued

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES - continued

     Dividends and Distributions: Substantially all of the net investment income (exclusive of capital gains) of the Emerging Growth Fund, International Equity Fund, Growth Fund, and Growth and Income Fund is distributed in the form of semi-annual dividends. Net investment income (exclusive of capital gains) of the Government Fund is declared daily and distributed in the form of monthly dividends. Substantially all of the capital gains realized by a Fund, if any, will be distributed annually.

     Foreign Currency Translation: The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities for the International Equity Fund are translated, as applicable, into U.S. dollars at the exchange rates prevailing at the end of each business day. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in net unrealized appreciation / (depreciation) on investments.

     Other: Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital and/or net realized gains.


NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust and Roulston have entered into an Investment Advisory Agreement (the "Agreement") dated as of October 25, 2001. On October 25, 2001, a majority of shareholders of each Fund approved the Agreement. Prior to October 25, 2001, Roulston served as the Funds' investment adviser with an Investment Advisory Agreement dated as of January 25, 1995.

     Under the terms of the Agreement, Roulston makes the investment decisions for the assets of the Funds and continuously reviews, supervises, and administers the investment program of the Funds. For its services as investment adviser, Roulston receives a fee, at an annual rate of 0.75% of the average daily net assets of each of the Growth Fund and the Growth and Income Fund up to $100 million of such assets and 0.50% of each Funds assets of $100 million or more. With respect to each of the International Equity Fund and the Emerging Growth Fund, Roulston receives a fee at an annual rate of 0.75% of such Fund's average daily net assets. With respect to the Government Fund, Roulston receives a fee at an annual rate of 0.25% of the average daily net assets up to $100 million of such assets, and 0.125% of such assets of $100 million or more. Such fees are calculated daily and paid monthly.

     Pursuant to Rule 12b-1 under the Act, the Trust has adopted a Distribution and Shareholder Service Plan dated January 20, 1995, as amended as of October 25, 2001 (the "Plan"), under which each Fund is authorized to pay or reimburse Roulston Research Corp. (the "Distributor"), a wholly-owned subsidiary of Roulston, a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net asset value of such Fund. Such an amount may be used by the Distributor to pay broker-dealers, banks and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization or for distribution assistance and/or shareholder service provided by the Distributor. Under the Plan, a Participating Organization may include the Distributor's affiliates.

                                 FAIRPORT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          October 31, 2002 - continued

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued


Roulston has agreed with the Trust to waive its investment advisory fee and to reimburse certain other expenses of the Funds until October 31, 2002 to shareholders to the extent necessary to cause total operating expenses as a percentage of net assets of the Emerging Growth Fund, the International Equity Fund, the Growth Fund, the Growth and Income Fund, and the Government Fund not to exceed 1.95%, 1.95%, 1.38%, 1.50% and 0.90%, respectively.

Information regarding these transactions is as follows for the year ended October 31, 2002:

                                    Emerging        International
                                     Growth            Equity            Growth          Growth and        Government
                                      Fund              Fund              Fund           Income Fund          Fund
-------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees:
Fees before waiver                      $ 68,541          $ 85,172         $ 127,262          $ 98,615         $ 159,967
Fees waived                                    0                 0           (55,666)          (37,296)                0
Rule 12b-1 Fees                           20,097            24,919            37,330            28,927           140,771
                                 ----------------  ----------------  ----------------  ----------------  ----------------
Net fees and expenses to
  related parties                       $ 88,638         $ 110,091         $ 108,926          $ 90,246         $ 300,738
                                 ================  ================  ================  ================  ================


     Certain officers of the Trust are also officers, directors and/or employees of Roulston and the Distributor. The officers serve without direct compensation from the Trust.


NOTE 4.  INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2002 were as follows:

                                                          Proceeds
                                       Purchases         from Sales
-----------------------------------------------------------------------
Emerging Growth Fund                    $ 5,270,911        $ 6,540,539
International Equity Fund                 8,151,655         13,575,789
Growth Fund                               7,121,923         11,828,906
Growth and Income Fund                    5,728,327          5,053,882
Government Fund                          59,956,905         64,926,806


NOTE 5.  UNREALIZED APPRECIATION AND DEPRECIATION

     At October 31, 2002, the gross unrealized appreciation and depreciation of securities for book and Federal income tax purposes consisted of the following:

                                         Gross             Gross              Net
                                      Unrealized        Unrealized        Unrealized
                                     Appreciation     (Depreciation)       App/(Dep)
----------------------------------------------------------------------------------------
Emerging Growth Fund                    $ 1,174,587       $(1,056,224)        $ 118,363
International Equity Fund                   234,603        (2,077,850)       (1,843,247)
Growth Fund                                 606,980        (3,166,308)       (2,559,328)
Growth and Income Fund                      850,473        (2,078,346)       (1,227,873)
Government Fund                           5,178,894            (4,437)        5,174,457

                                 FAIRPORT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          October 31, 2002 - continued

NOTE 5.  UNREALIZED APPRECIATION AND DEPRECIATION-continued

The aggregate cost of securities for federal income tax purposes at October 31, 2002 was $7,063,870, $10,377,726, $13,984,119, $12,706,623 and $55,890,061 for
the Emerging Growth Fund, the International Fund, the Growth Fund, the Growth and Income Fund, and the Government Fund, respectively. The difference between book cost and tax cost consists of wash sales in the amount of $0, $17,974, $0, $0, and $46,220 for the Emerging Growth Fund, the International Fund, the Growth Fund, the Growth and Income Fund, and the Government Fund, respectively.


NOTE 6.  RISKS RELATING TO FOREIGN SECURITY INVESTMENTS:

     Securities in which the International Equity Fund invest may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may therefore affect the value of the Fund's portfolio. Foreign investments involve special risks not applicable to investments in securities of U.S. issuers. Such securities risks include: imposition of exchange controls or currency devaluations; less extensive regulation of foreign brokers, securities markets and issuers; political, economic or social instability; less publicly available information and less liquidity in the market for such securities; different accounting standards and reporting obligations; foreign economies differ from the U.S. economy (favorably or unfavorably) in areas such as gross domestic product, rates of inflation, unemployment, currency depreciation and balance of payments positions; possibility of expropriation (the taking of property or amending of property rights by a foreign government) or foreign ownership limitations; and excessive or confiscatory taxation.


NOTE 7.  VARIATION MARGIN ON FUTURES CONTRACT

     Each Fund may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates, stock prices and currency values, or for gaining exposure to certain markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time Roulston, as investment adviser, may be attempting to sell some or all of the Fund's holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the futures commodity merchant. Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized gains and losses on contracts held during the period.


NOTE 8.  ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                                 FAIRPORT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          October 31, 2002 - continued

NOTE 9. RELATED PARTY TRANSACTIONS

The advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds, under
Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2002, Fifth Third Bank, for the benefit of its customers, held over 31% of the Emerging Growth Fund, 31% of the International Equity Fund and 43% of the Government Securities Fund, and Charles Schwab, for the benefit of its customers, held over 25% of the International Equity Fund.


NOTE 10.  CAPITAL LOSS CARRYFORWARD

                                                          Expires
                                        Amount          October 31,
----------------------------------------------------------------------
Emerging Growth Fund                       $ 45,254        2008
                                         11,376,475        2009
                                            366,201        2010
International Equity Fund                 2,007,468        2009
                                          2,647,083        2010
Growth Fund                               2,435,094        2009
                                          4,901,196        2010
Growth and Income Fund                    1,217,760        2008
                                            207,471        2010

The funds elected to defer post-October losses of $4,110,688, $2,591,183, $4,746,558, and $207,471 for the Emerging Growth, International Equity, Growth, and Growth and Income Fund, respectively. Capital loss carryforwards are available to offset future realized gains. To the extent that these carryforwards are used to offset future realized gains, it is probable that the amount, which is offset, will not be distributed.

NOTE 11. DISTRIBUTION TO SHAREHOLDERS

     Emerging Growth Fund. There were no distributions during the fiscal year ended October 31, 2002.

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)                                   0
Undistributed long-term capital gain/(accumulated losses)                  (11,784,270)
Unrealized appreciation/(depreciation)                                      (3,992,325)
                                                                         --------------
                                                                          ($15,776,595)
                                                                         ==============

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of post-October losses and wash sales.

                                 FAIRPORT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          October 31, 2002 - continued

NOTE 11. DISTRIBUTION TO SHAREHOLDERS-continued


International Equity Fund. On December 27, 2001 and June 27, 2002, distributions of $0.0195 per share and $0.0264 per share, respectively were declared. The dividends were paid December 28, 2001 and June 28, 2002 to shareholders of record on December 27, 2001 and June 27, 2002.

     The tax character of distributions paid during the fiscal years 2002 and 2001 was as follows:

Distributions paid from:         2002           2001
                              ------------   ------------
         Ordinary Income         $ 64,463            $ -
         Short-term Capital Gain        0         59,408
         Long-term Capital Gain         0         43,910
                              ------------   ------------
                                 $ 64,463       $103,318
                              ============   ============


As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)                    0
Undistributed long-term capital gain/(accumulated losses)   (2,125,489)
Unrealized appreciation/(depreciation)                      (4,452,404)
                                                           -------------
                                                           ($6,577,893)
                                                           =============

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of post-October losses and wash sales.


     Growth Fund. There were no distributions during the fiscal year ended October 31, 2002.

          The tax character of distributions paid during the fiscal years 2002 and 2001 was as follows:

Distributions paid from:             2002             2001
                                  ------------   ---------------
         Ordinary Income                  $ -               $ -
         Short-term Capital Gain            0           659,416
         Long-term Capital Gain             0         1,881,677
                                  ------------   ---------------
                                          $ -       $ 2,541,093
                                  ============   ===============

                                 FAIRPORT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          October 31, 2002 - continued


NOTE 11. DISTRIBUTION TO SHAREHOLDERS-continued

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)                      0
Undistributed long-term capital gain/(accumulated losses)      (3,309,812)
Unrealized appreciation/(depreciation)                         (7,305,886)
                                                            --------------
                                                             ($10,615,698)
                                                            ==============

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of post-October losses and wash sales.

Growth and Income Fund. On December 11, 2001, a distribution of $0.0245 per share was declared. The dividend was paid on December 12, 2001 to shareholders of record on December 11, 2001.

The tax character of distributions paid during the fiscal years 2002 and 2001 was as follows:

Distributions paid from:           2002             2001
                                ------------    --------------
         Ordinary Income                $ -         $ 254,946
         Short-term Capital Gain          0                 0
         Long-term Capital Gain           0                 0
                                ------------    --------------
                                        $ -         $ 254,946
                                ============    ==============


As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)               21,040
Undistributed long-term capital gain/(accumulated losses)    (1,896,568)
Unrealized appreciation/(depreciation)                       (1,435,344)
                                                           -------------
                                                            ($3,310,872)
                                                           =============

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of post-October losses and wash sales.

Government Securities Fund. The fund paid monthly distributions of net investment income of $0.50 per share. On December 11, 2001, distributions of $0.1088 per share were declared. The dividends were paid December 12, 2001 to shareholders of record on December 11, 2001.

The tax character of distributions paid during the fiscal years 2002 and 2001 was as follows:

Distributions paid from:               2002            2001
                                   -------------   --------------
         Ordinary Income            $ 3,155,783      $ 3,406,725
         Short-term Capital Gain        539,978                0
         Long-term Capital Gain         152,824                0
                                   -------------   --------------
                                    $ 3,848,585      $ 3,406,725
                                   =============   ==============


                                 FAIRPORT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          October 31, 2002 - continued

NOTE 11. DISTRIBUTION TO SHAREHOLDERS-continued

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)                  0
Undistributed long-term capital gain/(accumulated losses)     208,279
Unrealized appreciation/(depreciation)                      5,174,457
                                                          ------------
                                                           $5,382,736
                                                          ============

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of post-October losses and wash sales.

NOTE 12. SUBSEQUENT EVENTS

      The Trust and Roulston have entered into an expense limitation letter agreement effective November 1, 2002 through March 1, 2004. Roulston has agreed to waive its investment advisory fee and reimburse other expenses of the funds to shareholders to the extent necessary to maintain the total annual operating expenses as a percentage of average daily net assets of the Emerging Growth Fund, the International Equity Fund, the Growth Fund, the Growth and Income Fund, and the Government Fund not to exceed 1.95%, 1.95%, 1.75%, 1.75%, and 1.00%, respectively.

     The Trust has agreed that, if requested by Roulston, any operating expenses reimbursed by Roulston shall be repaid to Roulston by each fund in the first, second, and third fiscal years following the fiscal year ending October 31, 2003, if the total annual operating expenses of the fund for each such year or years, after giving effect of the repayment, do not exceeed as a percentage of average daily net assets of the Emerging Growth Fund, the International Equity Fund, the Growth Fund, the Growth and Income Fund, and the Government Fund, 1.95%, 1.95%, 1.75%, 1.75% and 1.00%, respectively or any lower expense limitation to which the Trust and Roulston may agree.

          Information Regarding Trustees & Officers The following table provides information regarding each trustee.

================================ ============== ============== ============================ ============== =====================
                                                                                              Number of
                                                    Term of                                    Funds in
                                  Position(s) Office* and Fund Other
                                   Directorships Held With Length of Principal
                                   Occupation(s) Complex** Held by Trustee
     Name, Address and Age         the Trust     Time Served     During Past Five Years      Overseen by
                                                                                               Trustee
================================ ============== ============== ============================ ============== =====================

Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------------
Mark S. Biviano                    Trustee       Since 2001    Vice President and                 5                None
1795 W. Market Street                                          Executive Sales Director,
Akron, Ohio 44313                                              Rubber City Radio Group (a
Age:  49                                                       seven station radio
                                                               group), since November
                                                               1993.

-------------------------------- ------------- --------------- ---------------------------- -------------- ---------------------
-------------------------------- ------------- --------------- ---------------------------- -------------- ---------------------
David B. Gale                      Trustee       Since 1998    Executive Director of              5                None
2775 Bishop Road                                               North American Association
Suite B                                                        of State and Provincial
Willoughby Hills, Ohio                                         Lotteries (non-profit
44092                                                          association of sanctioned
Age:  50                                                       lotteries) since March,
                                                               1995; President of DBG
                                                               Consulting, Inc.
                                                               (management consulting
                                                               firm) since December, 1994.


-------------------------------- ------------- --------------- ---------------------------- -------------- ---------------------
-------------------------------- ------------- --------------- ---------------------------- -------------- ---------------------

Carolyn D. Pizzuto                 Trustee       Since 2001    Vice President of Human            5                None
PO Box 5190                                                    Resources, Kent State
Kent, Ohio 44242                                               University, since 2002;
Age:  52                                                       Founder and Chief
                                                               Executive Officer, CDA
                             Management Consulting,
                                                               Inc. (management
                                                               consulting firm),
                                                               since 1991.
-------------------------------- ------------- --------------- ---------------------------- -------------- ---------------------
--------------------------------------------------------------------------------------------------------------------------------
Other Trustees:
--------------------------------------------------------------------------------------------------------------------------------
-------------------------------- ------------- --------------- ---------------------------- -------------- ---------------------
***Thomas V. Chema                 Trustee      Since 20011    Partner, Arter & Hadden            5          TransTechnology
1100 Huntington Building                                       LLP (law firm) since                            Corporation
Cleveland, Ohio 44115                                          April, 1989; since June,
Age:  56                                                       1994, President, Gateway
                                                               Consultants Group, Inc.
                                                               (sports and related public
                                                               facilities consulting).
-------------------------------- ------------- --------------- ---------------------------- -------------- ---------------------

  * Each Trustee serves as such during the continued lifetime of the Trust until he dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees, and until the election and qualification of his successor.

** For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related. The Funds are currently the only members of their Fund Complex.

*** Mr. Chema is considered to be an "interested person" of the Trust (as that term is defined in the 1940 Act) because the law firm with whom Mr. Chema is a partner has provided legal services to Roulston & Company and to the Distributor within the Trust's past two fiscal years.

1 Mr. Chema served as Trustee of the Trust from the Trust's inception in 1994 until September 2001, and then was re-elected by shareholders of the Trust in October 2001.

Officers of the Trust:

================================= ============================ ========================= =======================================

                                       Position(s) Held Term of Office* and
Principal Occupation(s) During Past
     Name, Address and Age              With the Trust          Length of Time Served                  Five Years
================================= ============================ ========================= =======================================

Scott D. Roulston                          President                  Since 1994         Chief Executive Officer of Fairport
3636 Euclid Avenue                                                                       Asset Management, LLC since October
Cleveland, Ohio 44115                                                                    2001; President and Director of
Age:  45                                                                                 Roulston & Company, Inc. and Roulston
                                                                                         Research Corp. since 1990.
--------------------------------- ---------------------------- ------------------------- ---------------------------------------
--------------------------------- ---------------------------- ------------------------- ---------------------------------------
Charles A. Kiraly                   Secretary and Assistant           Since 1996         Vice President of Fairport Asset
3636 Euclid Avenue                         Treasurer                                     Management, LLC since October 2001.
Cleveland, Ohio 44115                                                                    since April, 2000, Vice President of
Age:  33                                                                                 Mutual Fund Administration, prior to,
                                                                                         Manager of Mutual Fund Administration
                                                                                         and an employee of Roulston &
                                                                                         Company,Inc. since April, 1996; prior
                                                                                         thereto, Senior Dealer Service
                                                                                         Representative at BISYS Fund
                                                                                         Services, Ohio, Inc. (mutual fund
                                                                                         services company).

--------------------------------- ---------------------------- ------------------------- ---------------------------------------
--------------------------------- ---------------------------- ------------------------- ---------------------------------------
Kenneth J. Coleman                         Treasurer                  Since 1999         Senior Managing Director of Fairport
3636 Euclid Avenue                                                                       Asset Management, LLC since October
Cleveland, Ohio 44115                                                                    2001. Joined Roulston & Company in
Age:  46                                                                                 January 1999 and has served as Chief

                                                                                         Operating
                                                                                         Officer
                                                                                         since
                                                                                         September
                                                                                         1999.
                                                                                         From
                                                                                         August
                                                                                         1997
                                                                                         to
                                                                                         December
                                                                                         1998,
                                                                                         President
                                                                                         of
                                                                                         the
                                                                                         Insurance
                                                                                         Services
                                                                                         Group
                                                                                         of
                                                                                         National
                                                                                         City
                                                                                         Corporation
                                                                                         (bank
                                                                                         holding)
                                                                                         For
                                                                                         ten
                                                                                         years
                                                                                         prior
                                                                                         thereto,
                                                                                         Executive
                                                                                         at
                                                                                         Capitol
                                                                                         American
                                                                                         Financial
                                                                                         Corporation
                                                                                         (an
                                                                                         insurance
                                                                                         company)

--------------------------------- ---------------------------- ------------------------- ---------------------------------------
--------------------------------- ---------------------------- ------------------------- ---------------------------------------
Karen A. Veselic                      Assistant Secretary             Since 2000         Senior Accountant for Fairport Asset
3636 Euclid Avenue                                                                       Management, LLC since October 2001.
Cleveland, Ohio 44115                                                                    Senior Accountant with Roulston &
Age:  32                                                                                 Company, Inc. since December 1997.
                                                                                         From August, 1994 to December, 1997,
                                                                                         Senior Accountant at Bunton
                                                                                         Corporation dba Pella Window & Door
                                                                                         Co.

--------------------------------- ---------------------------- ------------------------- ---------------------------------------

To The Shareholders and
Trustees of Fairport Funds:

          We have audited the accompanying statements of assets and liabilities of Fairport Funds (comprising, respectively, the Fairport Emerging Growth Fund, the Fairport International Equity Fund, the Fairport Growth Fund, the Fairport Growth and Income Fund, and the Fairport Government Securities
     Fund) including the schedules of portfolio investments, as of October 31, 2002, the related statements of operations, the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fairport Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Fairport Funds as of October 31, 2002, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
November 19, 2002